                                                                         (4)(v)1

================================================================================



                      AMENDED AND RESTATED TRUST AGREEMENT

                                      AMONG

                            LUCENT TECHNOLOGIES INC.
                                  as Depositor,

                              THE BANK OF NEW YORK
                              as Property Trustee,

                         THE BANK OF NEW YORK (DELAWARE)
                               as Delaware Trustee

                                       AND

                    THE ADMINISTRATIVE TRUSTEES NAMED HEREIN

                           Dated as of March 19, 2002

                       LUCENT TECHNOLOGIES CAPITAL TRUST I



================================================================================

                                TABLE OF CONTENTS


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                                                                                              ----

                                    ARTICLE 1
                                  DEFINED TERMS
Section 1.01.  Definitions......................................................................2

                                    ARTICLE 2
                           ESTABLISHMENT OF THE TRUST

Section 2.01.  Name............................................................................13
Section 2.02.  Office Of The Delaware Trustee; Principal Place Of Business.....................13
Section 2.03.  Organizational Expenses.........................................................14
Section 2.04.  Issuance Of The Preferred Securities............................................14
Section 2.05.  Subscription And Purchase Of Debentures; Issuance Of The Common Securities......14
Section 2.06.  Declaration Of Trust............................................................15
Section 2.07.  Authorization To Enter Into Certain Transactions................................15
Section 2.08.  Assets Of The Trust.............................................................19
Section 2.09.  Title To Trust Property.........................................................19
Section 2.10.  Responsibilities Of The Depositor...............................................19
Section 2.11.  Certain Covenants Of The Depositor..............................................21
Section 2.12.  Guarantee Of Payment Of Trust Obligations.......................................21
Section 2.13.  Execution Of Documents..........................................................21

                                    ARTICLE 3
                                 PAYMENT ACCOUNT

Section 3.01.  Payment Account.................................................................22

                                    ARTICLE 4
                 DISTRIBUTIONS; REDEMPTION; EXCHANGE; CONVERSION

Section 4.01.  Distributions...................................................................22
Section 4.02.  Optional Redemption; Special Event Redemption; Mandatory Redemption.............23
Section 4.03.  Notice Of Redemption............................................................23
Section 4.04.  Redemption Upon A Change Of Control.............................................26
Section 4.05.  Conversion......................................................................28
Section 4.06.  Conversion Agent................................................................30
Section 4.07.  Subordination Of Common Securities..............................................31
Section 4.08.  Payment Procedures..............................................................31
Section 4.09.  Tax Returns And Reports.........................................................31
Section 4.10.  Payment Of Taxes, Duties, Etc. Of The Trust.....................................32
Section 4.11.  Payments Under Indenture........................................................32

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                                       i







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

                                    ARTICLE 5
                          TRUST SECURITIES CERTIFICATES

Section 5.01.  Initial Ownership...............................................................32
Section 5.02.  The Trust Securities Certificates...............................................32
Section 5.03.  Delivery Of Trust Securities Certificates.......................................33
Section 5.04.  Registration Of Transfer And Exchange Of Preferred Securities; Restrictions
                On Transfer ...................................................................33
Section 5.05.  Mutilated, Destroyed, Lost Or Stolen Trust Securities Certificates..............36
Section 5.06.  Persons Deemed Securityholders..................................................36
Section 5.07.  Access To List Of Securityholders' Names And Addresses..........................36
Section 5.08.  Maintenance Of Office Or Agency.................................................37
Section 5.09.  Appointment Of Paying Agent.....................................................37
Section 5.10.  Ownership Of Common Securities By Depositor.....................................38
Section 5.11.  Global Certificates; Non-Global Certificates; Common Securities Certificate.....38
Section 5.12.  Notices To Clearing Agency......................................................40
Section 5.13.  Definitive Preferred Securities Certificates....................................40
Section 5.14.  Rights Of Securityholders.......................................................40
Section 5.15.  Restrictive Legends.............................................................41

                                    ARTICLE 6
                    ACT OF SECURITYHOLDERS; MEETINGS; VOTING

Section 6.01.  Limitations On Voting Rights....................................................42
Section 6.02.  Notice Of Meetings..............................................................44
Section 6.03.  Meetings Of Preferred Securityholders...........................................44
Section 6.04.  Voting Rights...................................................................44
Section 6.05.  Proxies, Etc....................................................................44
Section 6.06.  Securityholder Action By Written Consent........................................45
Section 6.07.  Record Date For Voting And Other Purposes.......................................45
Section 6.08.  Acts Of Securityholders.........................................................45
Section 6.09.  Inspection Of Records...........................................................47

                                    ARTICLE 7
                         REPRESENTATIONS AND WARRANTIES

Section 7.01.  Representations And Warranties Of The Property Trustee And
                The Delaware Trustee ..........................................................47
Section 7.02.  Representations And Warranties Of Depositor.....................................48

                                    ARTICLE 8
                                  THE TRUSTEES

Section 8.01.  Certain Duties And Responsibilities.............................................50
Section 8.02.  Notice Of Defaults..............................................................52
Section 8.03.  Certain Rights Of Property Trustee..............................................54
Section 8.04.  Not Responsible For Recitals Or Issuance Of Securities..........................57


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                                       ii







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                                                                                              ----

Section 8.05.  May Hold Securities.............................................................57
Section 8.06.  Compensation; Indemnity; Fees...................................................57
Section 8.07.  Property Trustee Required; Eligibility Of Trustees..............................58
Section 8.08.  Conflicting Interests; Guarantee Described......................................59
Section 8.09.  Resignation And Removal; Appointment Of Successor...............................59
Section 8.10.  Acceptance Of Appointment By Successor..........................................61
Section 8.11.  Merger, Conversion, Consolidation Or Succession To Business.....................61
Section 8.12.  Preferential Collection Of Claims Against Depositor Or Trust....................62
Section 8.13.  Reports By Property Trustee.....................................................62
Section 8.14.  Reports To The Property Trustee.................................................63
Section 8.15.  Evidence Of Compliance With Conditions Precedent................................63
Section 8.16.  Number Of Trustees..............................................................63
Section 8.17.  Delegation Of Power.............................................................63
Section 8.18.  Appointment Of Administrative Trustees..........................................64
Section 8.19.  Administrative Trustee Meetings.................................................64
Section 8.20.  Outside Businesses..............................................................65

                                    ARTICLE 9
                       TERMINATION, LIQUIDATION AND MERGER

Section 9.01.  Dissolution Upon Expiration Date................................................66
Section 9.02.  Early Termination...............................................................66
Section 9.03.  Termination.....................................................................66
Section 9.04.  Liquidation.....................................................................67
Section 9.05.  Mergers, Consolidations, Amalgamations Or Replacements Of The Trust.............68

                                   ARTICLE 10
                               REGISTRATION RIGHTS

Section 10.01.  Registration Rights............................................................69

                                   ARTICLE 11
                            MISCELLANEOUS PROVISIONS

Section 11.01.  Limitation Of Rights Of Securityholders........................................69
Section 11.02.  Amendment......................................................................70
Section 11.03.  Separability...................................................................71
Section 11.04.  Governing Law..................................................................71
Section 11.05.  Payments Due On Non-Business Day...............................................72
Section 11.06.  Successors.....................................................................72
Section 11.07.  Headings.......................................................................72
Section 11.08.  Reports, Notices And Demands...................................................72
Section 11.09.  Trust Indenture Act; Conflict With Trust Indenture Act.........................73
Section 11.10.  Acceptance Of Terms Of Agreement, Guarantee And Indenture......................73
Section 11.11.  Counterparts...................................................................74


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                                      iii





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

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
EXHIBITS
Exhibit A  -  Form of Common Securities Certificate
Exhibit B  -  Form of Preferred Securities Certificate
Exhibit C  -  Notice of Conversion
Exhibit D  -  Notice of Election of Redemption Upon a Change of Control
Exhibit E  -  Notice of Withdrawal of Election of Redemption Upon a Change of Control

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                                       iv

                      LUCENT TECHNOLOGIES CAPITAL TRUST I*

 Certain Sections of this Agreement relating to Sections 310 through 318 of the
                          Trust Indenture Act of 1939:


Trust Indenture Act Section                      Agreement Section
---------------------------                      -----------------
Section 310        (a)(1)                        8.07
                   (a)(2)                        8.07
                   (a)(4)                        2.07(a)(ii)
                   (b)                           8.08
Section 311        (a)                           8.12
                   (b)                           8.12
Section 312        (a)                           5.07
                   (b)                           5.07
                   (c)                           5.07
Section 313        (a)                           8.13(a)
                   (b)                           8.13(b)
                   (c)                           8.13(a), 11.08
                   (d)                           8.13(c)
Section 314        (a)                           8.14
                   (b)                           Not Applicable
                   (c)(1)                        8.15
                   (c)(2)                        8.15
                   (c)(3)                        Not Applicable
                   (d)                           Not Applicable
                   (e)                           1.01, 8.15
Section 315        (a)                           8.01(a), 8.03(a)
                   (b)                           8.02, 11.08
                   (c)                           8.01(a)
                   (d)                           8.01, 8.03
                   (e)                           Not Applicable
Section 316        (a)                           Not Applicable
                   (a)(1)(A)                     Not Applicable
                   (a)(1)(B)                     Not Applicable
                   (a)(2)                        Not Applicable
                   (b)                           Not Applicable
                   (c)                           6.07
Section 317        (a)(1)                        Not Applicable
                   (b)                           5.09
Section 318        (a)                           11.09


--------------------

                 * Note: This reconciliation and tie sheet shall not, for any purpose, be deemed to be a part of the Agreement.

         AMENDED AND RESTATED TRUST AGREEMENT, dated as of March 19, 2002, among
(i) Lucent Technologies Inc., a Delaware corporation (including any successors or assigns, the "Depositor"), (ii) The Bank of New York, a New York banking corporation, as property trustee (in such capacity, the "Property Trustee" and, in its personal capacity and not in its capacity as Property Trustee, the "Bank"), (iii) The Bank of New York (Delaware), a Delaware banking corporation, as Delaware trustee (in such capacity, the "Delaware Trustee") and (iv) Martina Hund-Mejean, an individual, William R. Carapezzi, an individual, and Kevin G. DaSilva, an individual, each of whose address is c/o Lucent Technologies Inc., 600 Mountain Avenue, Murray Hill, New Jersey 07974 (each, an "Administrative Trustee" and, collectively, the "Administrative Trustees" and, collectively with the Property Trustee and Delaware Trustee, the "Trustees"). The Depositor and the Trustees hereby agree as follows:

                              W I T N E S S E T H:

         WHEREAS, the Depositor and the Trustees, have heretofore duly declared and established a business trust pursuant to the Delaware Business Trust Act by the entering into a Trust Agreement, dated as of February 1, 2002 (the "Original Agreement"), and by the execution and filing by the Trustees, with the Secretary of State of the State of Delaware of a certificate of trust, filed on February 1, 2002, for the sole purpose of issuing and selling certain securities representing undivided beneficial interests in the assets of the Trust (as defined herein) and investing the proceeds thereof in the Debentures (as defined herein);

         WHEREAS, as of the date hereof, no interests in the Trust have been issued;

         WHEREAS, the Depositor and the Trustees desire to amend and restate the Original Agreement in its entirety as set forth herein to provide for, among other things, (i) the issuance and sale of the Common Securities (as defined herein) by the Trust to the Depositor, (ii) the issuance and sale of the Preferred Securities (as defined herein) by the Trust pursuant to the Purchase Agreement (as defined herein) and (iii) the acquisition by the Trust from the Depositor of all of the right, title and interest in the Debentures;

         NOW, THEREFORE, in consideration of the agreements and obligations set forth herein and for other good and valuable consideration, the sufficiency of which is hereby acknowledged, each party, for the benefit of each other party and for the benefit of the Holders (as defined herein) of the Preferred Securities, hereby amends and restates the Original Agreement in its entirety and agrees as follows:

                                   ARTICLE 1
                                  DEFINED TERMS

         Section 1.01. Definitions. For all purposes of this Agreement, except as otherwise expressly provided or unless the context otherwise requires:

         (a) the terms defined in this Article have the meanings assigned to them in this Article and include the plural as well as the singular;

         (b) all other terms used herein that are defined in the Trust Indenture Act, either directly or by reference therein, have the meanings assigned to them therein;

         (c) unless the context otherwise requires, any reference to an "Article", "Section" or an "Exhibit" refers to an Article, Section or an Exhibit, as the case may be, of this Agreement; and

         (d) the words "herein", "hereof" and "hereunder" and other words of similar import refer to this Agreement as a whole and not to any particular Article, Section or other subdivision.

         "Act" has the meaning specified in Section 6.08.

         "Additional Amounts" means, with respect to Trust Securities of a given Liquidation Preference or Liquidation Amount and a given period, the amount of Compounded Interest and Additional Interest (each as defined in the Indenture) paid by the Depositor on a Like Amount of Debentures for such period.

         "Additional Sums" means, with respect to the Trust Securities, the amount of Additional Sums (as defined in the Indenture) paid by the Depositor on the Debentures.

         "Administrative Trustee" means each of Martina Hund-Mejean, William R. Carapezzi and Kevin G. DaSilva, each solely in his or her capacity as Administrative Trustee of the Trust continued hereunder and not in his or her individual capacity, or such Administrative Trustee's successor in interest in such capacity, or any successor in interest in such capacity, or any successor administrative trustee appointed as herein provided.

         "Affiliate" of any specified Person means any other Person directly or indirectly controlling or controlled by or under direct or indirect common control with such specified Person, provided, however that an Affiliate of the Depositor shall not be deemed to include the Trust. For the purposes of this definition, "control" when used with respect to any specified Person means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms "controlling" and "controlled" have meanings correlative to the foregoing.

         "Agreement" means this Amended and Restated Trust Agreement, as the same may be modified, amended or supplemented in accordance with the applicable provisions hereof, including all exhibits hereto, including, for all purposes of this Agreement any such modification, amendment or supplement, the provisions of the Trust Indenture Act that are deemed to be a part of and govern this Agreement and any such modification, amendment or supplement, respectively.

         "Applicable Procedures" means, with respect to any transfer or transaction involving a Global Certificate or beneficial interest therein, the rules and procedures of the Clearing Agency for such security, in each case to the extent applicable to such transaction and as in effect from time to time.

         "Authorized Officer" of a Person means any Person that is authorized to bind such Person.

         "Bank" has the meaning specified in the preamble to this Agreement.

         "Bankruptcy Event" means, with respect to any Person:

         (a) a court or governmental agency having jurisdiction in the premises shall enter a decree or order for relief in respect of such Person in an involuntary case under any applicable federal or state bankruptcy, insolvency or other similar law now or hereafter in effect, or appointing a receiver, liquidator, assignee, custodian, trustee, sequestrator (or similar official) of such Person or for any substantial part of its property or ordering the winding up or liquidation of its affairs, and such decree or order shall remain unstayed and in effect for a period of 60 consecutive days; or

         (b) such Person shall commence a voluntary case under any applicable bankruptcy, insolvency or other similar law now or hereafter in effect, or consent to the entry of an order for relief in an involuntary case under any such law, or consent to the appointment or taking possession by a receiver, liquidator, assignee, custodian, trustee, sequestrator (or similar official) of such Person or for any substantial part of its property or make any general assignment for the benefit of creditors; or

         (c) such Person shall admit in writing its inability to pay its debts generally as they become due, or corporate action shall be taken by such Person in furtherance of any of the aforesaid purposes.

         "Beneficiaries" has the meaning specified in Section 2.12.

         "Board of Directors" means either the board of directors of the Depositor or any committee of that board duly authorized to act hereunder.

         "Business Day" means each Monday, Tuesday, Wednesday, Thursday and Friday which is not (1) a day on which banking institutions in The City of New York are authorized or obligated by law or executive order to remain closed or
(2) a day on which the Corporate Trust Office of the Property Trustee or the corporate trust office of the Debenture Trustee is closed for business.

         "Certificate Depository Agreement" means the Letter of Representations by the Trust and accepted by The Depository Trust Company, as the initial Clearing Agency, dated as of the Closing Date, relating to the Preferred Securities Certificates, as the same may be amended and supplemented from time to time.

         "Change of Control" means, with respect to the Depositor, the occurrence of any of the following:

         (a) if any "person" or "group" (as such terms are used in Section 13(d) and Section 14(d) of the Exchange Act or any successor provisions to either of the foregoing), including any group acting for the purpose of acquiring, holding, voting or disposing of securities within the meaning of Rule 13d-5(b)(1) under the Exchange Act, becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act, except that a person will be deemed to have "beneficial ownership" of all shares that any such person has the right to acquire, whether such right is exercisable immediately or only after the passage of time), directly or indirectly, of 50% or more of the total voting power of the Voting Stock (as defined in the Indenture) of the Depositor; or

         (b) if the Depositor consolidates or merges with or into any other Person, other than a consolidation or merger under a transaction in which the outstanding Voting Stock of the Depositor remains outstanding or is changed into or exchanged for cash, securities or other property with the effect that the beneficial owners of the Depositor's outstanding Voting Stock immediately before that transaction, beneficially own, directly or indirectly, more than 50% of the Voting Stock, measured by voting power rather than number of shares, of the surviving corporation immediately following that transaction; or

         (c) upon the sale, transfer, assignment, lease, conveyance or other disposition, directly or indirectly, of all or substantially all the assets of the Depositor and its Subsidiaries (as defined in the Indenture) considered as a whole; or

         (d) if during any period of two consecutive years, individuals who at the beginning of such period constituted the Board of Directors (together with any new directors whose election or appointment by the Board of Directors or whose nomination for election by the Depositor's stockholders was approved by a vote of a majority of the directors then still in office who were either directors at the beginning of such period or whose election or nomination for election was previously so approved) cease for any reason to constitute a majority of the Board of Directors then in office.

         "Clearing Agency" means an organization registered as a "clearing agency" pursuant to Section 17A of the Exchange Act that has been designated to act as depositary for the Preferred Securities pursuant to the Certificate Depository Agreement. The Depository Trust Company will be the initial Clearing Agency.

         "Clearing Agency Participant" means a broker, dealer, bank, other financial institution or other Person for whom from time to time a Clearing Agency effects book-entry transfers and pledges of securities deposited with the Clearing Agency.

         "Closing Date" has the meaning specified in the Purchase Agreement.

         "Commission" means the U.S. Securities and Exchange Commission, as from time to time constituted, created under the Exchange Act or, if at any time after the execution of this Agreement such Commission is not existing and performing the duties now assigned to it under the Trust Indenture Act, then the body performing such duties at such time.

         "Common Securities Certificate" means a certificate evidencing ownership of Common Securities, substantially in the form attached as Exhibit A.

         "Common Securities Purchase Agreement" means the Common Securities Purchase Agreement, dated as of March 19, 2002, between the Trust and the Depositor.

         "Common Security" means an undivided beneficial interest in the assets of the Trust, having a liquidation amount with respect to the assets of the Trust of $1,000 and having the rights provided therefor in this Agreement, including the right to receive Distributions and a Liquidation Distribution as provided herein.

         "Common Stock" means common stock, $.01 par value per share, of the Depositor.

         "Company Redemption Price" means, with respect to any Trust Security, an amount equal to the Liquidation Preference or Liquidation Amount thereof, plus an amount equal to all accrued and unpaid Distributions (including any Additional Amounts), if any, on that Trust Security, to, but excluding, the date of redemption.

         "Conversion Agent" has the meaning specified in Section 4.06.

         "Conversion Date" has the meaning specified in Section 4.05(c).

         "Conversion Price" has the meaning specified in the Indenture.

         "Corporate Trust Office" or other similar term means the designated office of the Property Trustee at which at any particular time its corporate trust business shall be administered, which office at the date hereof is located at 101 Barclay Street, 21st Floor West, New York, New York 10286, Attention:
Corporate Trust Administration.

         "Covered Person" has the meaning specified in Section 8.20.

         "Debenture Event of Default" means an "Event of Default" as defined in the Indenture.

         "Debenture Purchase Agreement" means the Debenture Purchase Agreement, dated as of March 19, 2002, between the Trust and the Depositor.

         "Debenture Redemption Date" means, with respect to any Debenture to be redeemed under the Indenture, the date fixed for redemption thereof under the Indenture.

         "Debenture Trustee" means the Person identified as the "Trustee" in the Indenture, solely in its capacity as Trustee pursuant to the Indenture and not in its individual capacity, or its successor in interest in such capacity, or successor Trustee appointed as provided in the Indenture.

         "Debentures" means up to $2,061,856,000 aggregate principal amount of the Depositor's 7.75% subordinated convertible debentures due March 19, 2017 issued pursuant to the Indenture.

          "Definitive Preferred Securities Certificates" means either or both (as the context requires) of (a) Preferred Securities Certificates that are not Global Certificates issued in certificated, fully registered form as provided in
Section 5.11(b) and (b) Preferred Securities Certificates that are not Global Certificates issued in certificated, fully registered form as provided in
Section 5.13.

         "Delaware Business Trust Act" means Chapter 38 of Title 12 of the Delaware Code, 12 Del. C. 'SS' 3801 et seq., as it may be amended from time to time.

         "Delaware Trustee" means the Person identified as the "Delaware Trustee" in the preamble to this Agreement solely in its capacity as Delaware Trustee of the Trust continued hereunder and not in its individual capacity, or its successor in interest in such capacity, or any successor Delaware trustee appointed as herein provided.

         "Depositor" has the meaning specified in the preamble to this Agreement.

         "Direct Action" has the meaning specified in Section 6.08(f).

         "Distribution Date" has the meaning specified in Section 4.01(a).

         "Distributions" means amounts payable in respect of the Trust Securities as provided in Section 4.01(a).

         "Early Termination Event" has the meaning specified in Section 9.02.

         "Event of Default" means the occurrence of a Debenture Event of Default, whatever the reason for such Debenture Event of Default and whether it shall be voluntary or involuntary or be effected by operation of law or pursuant to any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body.

         "Exchange Act" means the Securities Exchange Act of 1934, as amended.

         "Expiration Date" has the meaning specified in Section 9.01.

         "Global Certificate" means a Preferred Security Certificate that is registered in the Security Register in the name of a Clearing Agency or a nominee thereof.

         "Guarantee" means the Guarantee Agreement executed and delivered by the Depositor, as guarantor, and The Bank of New York, a New York banking corporation, as guarantee trustee, contemporaneously with the execution and delivery of this Agreement, for the benefit of the Holders of the Preferred Securities, as amended from time to time.

         "Holder" means a Person in whose name a Trust Securities Certificate representing a Trust Security is registered, such Person being a beneficial owner within the meaning of the Delaware Business Trust Act.

         "Indemnified Person" has the meaning specified in Section 8.06(c).

         "Indenture" means the Indenture, dated as of March 19, 2002 between the Depositor and the Debenture Trustee, as amended or supplemented from time to time.

         "Initial Purchasers" means the purchasers set forth on Schedule I to the Purchase Agreement.

         "Lien" means any lien, pledge, charge, encumbrance, mortgage, deed of trust, adverse ownership interest, hypothecation, assignment, security interest or preference, priority or other security agreement or preferential arrangement of any kind or nature whatsoever.

         "Like Amount" means (a) with respect to a redemption of any Trust Securities, Trust Securities having an aggregate Liquidation Preference and Liquidation Amount equal to the principal amount of Debentures to be contemporaneously redeemed in accordance with the Indenture, the proceeds of which will be used to pay the applicable Redemption Price of such Trust Securities, (b) with respect to a distribution of Debentures to Holders of Trust Securities in connection with a dissolution or liquidation of the Trust, Debentures having a principal amount equal to the aggregate Liquidation Preference or Liquidation Amount of the Trust Securities of the Holder to whom such Debentures are distributed, and (c) with respect to any distribution of Additional Amounts to Holders of Trust Securities, Debentures having a principal amount equal to the Liquidation Preference and Liquidation Amount of the Trust Securities in respect of which such distribution is made.

         "Liquidation Amount" means an amount with respect to the assets of the Trust equal to $1,000 per Common Security.

         "Liquidation Date" means each date on which Debentures or cash are to be distributed to Holders of Trust Securities in connection with a dissolution and liquidation of the Trust pursuant to Section 9.04(a).

         "Liquidation Distribution" has the meaning specified in Section
9.04(d).

         "Liquidation Preference" means an amount with respect to the assets of the Trust equal to $1,000 per Preferred Security.

         "1940 Act" means the Investment Company Act of 1940, as amended.

         "Notice of Conversion" means the notice given by a Holder of Trust Securities to the Conversion Agent directing the Conversion Agent to exchange such Trust Security for Debentures and to convert such Debentures into Common Stock on behalf of such Holder. Such notice is substantially in the form set forth in Exhibit C.

         "Obligations" has the meaning specified in Section 2.12(a).

         "Officers' Certificate" means, with respect to any Person, a certificate signed by two Authorized Officers of such Person or, if such Person is an individual, signed by such Person. Any Officers' Certificate delivered with respect to compliance with a condition or covenant provided for in this Agreement shall include:

                  (a) a statement that each officer signing the Officers' Certificate has read the covenant or condition and the definitions relating thereto;

                  (b) a brief statement of the nature and scope of the examination or investigation undertaken by each officer in rendering the Officers' Certificate;

                  (c) a statement that each officer has made such examination or investigation as, in such officer's opinion, is necessary to enable such officer to express an informed opinion as to whether or not such covenant or condition has been complied with; and

                  (d) a statement as to whether, in the opinion of each such officer, such condition or covenant has been complied with.

         "Opinion of Counsel" means a written opinion of counsel, who may be counsel for the Trust or the Depositor, and who may be an employee of any thereof and who shall be reasonably acceptable to the Property Trustee. Any Opinion of Counsel delivered with respect to compliance with a condition or covenant provided for in this Agreement shall include:

                  (a) a statement that each individual signing the Opinion of Counsel has read the covenant or condition and the definitions relating thereto;

                  (b) a brief statement of the nature and scope of the examination or investigation undertaken by each individual in rendering the Opinion of Counsel;

                  (c) a statement that each individual has made such examination or investigation as is necessary to enable such individual to express an informed opinion as to whether or not such covenant or condition has been complied with; and

                  (d) a statement as to whether, in the opinion of each such individual, such condition or covenant has been complied with.

         "Optional Redemption Price" means, except as set forth below, with respect9 to any Preferred Security, an amount equal to the following percentages of the Liquidation Preference thereof if redeemed during the twelve-month period commencing March 20, in each of the following years indicated:

                     Year                      Redemption Price
                     ----                      ----------------
                     2007                          103.88%
                     2008                          103.10%
                     2009                          102.33%
                     2010                          101.55%
                     2011                          100.78%
                     2012 and thereafter           100.00%

         plus an amount equal to all accrued and unpaid Distributions (including any Additional Amounts (to the extent not otherwise included)), if any, to, but excluding, the date of redemption.

         "Option Closing Date" has the meaning specified in the Purchase Agreement.

         "Original Agreement" has the meaning specified in the recitals to this Agreement.

         "Outstanding", when used with respect to Trust Securities, means, as of the date of determination, all Trust Securities theretofore executed and delivered under this Agreement, except:

                  (a) Trust Securities theretofore canceled by the Security Registrar or delivered to the Security Registrar for cancellation or tendered for conversion;

                  (b) Trust Securities for whose payment or redemption money in the necessary amount has been theretofore deposited with the Property Trustee or with any Paying Agent in trust for the Holders of such Trust Securities; provided that, if such Trust Securities are to be redeemed, notice of such redemption has been duly given pursuant to this Agreement; and

                  (c) Trust Securities which have been paid or in exchange for or in lieu of which other Trust Securities have been executed and delivered pursuant to Section 5.05, other than such Trust Securities in respect of which there shall have been presented to the Security Registrar proof satisfactory to it that such Trust Securities are held by a bona fide purchaser in whose hands such Trust Securities are valid undivided beneficial interests in the assets of the Trust;

provided, however, that in determining whether the Holders of the requisite Liquidation Preference and Liquidation Amount of the Outstanding Trust Securities have given any request, demand, authorization, direction, notice, consent or waiver hereunder, Trust Securities owned by the Depositor, any Administrative Trustee or any Affiliate of the Depositor or any Administrative Trustee shall be disregarded and deemed not to be Outstanding, except that (i) in determining whether any Trustee shall be protected in relying upon any such request, demand, authorization, direction, notice, consent or waiver, only Trust Securities that a Responsible Officer of such Trustee involved in the administration of this Agreement actually knows to be so owned shall be so disregarded and (ii) the foregoing shall not apply at any time when all of the Outstanding Trust Securities are owned by the Depositor, one or more of the Administrative Trustees and/or any such Affiliate. Trust Securities so owned which have been pledged in good faith may be regarded as Outstanding if the pledgee establishes to the satisfaction of the Security Registrar the pledgee's right so to act with respect to such Trust Securities and that the pledgee is not the Depositor, any Administrative Trustee or any Affiliate of the Depositor or any Administrative Trustee.

         "Owner" means each Person who is the beneficial owner of Preferred Securities as reflected in the records of the Clearing Agency or, if a Clearing Agency Participant is not the Owner, then as reflected in the records of a Person maintaining an account with such Clearing Agency (directly or indirectly, in accordance with the rules of such Clearing Agency).

         "Paying Agent" means any paying agent or co-paying agent appointed pursuant to Section 5.09.

         "Payment Account" means a segregated non-interest bearing trust account maintained by the Property Trustee for the benefit of the Securityholders in which all amounts paid in respect of the Debentures will be held and from which the Property Trustee shall make payments to the Securityholders in accordance with Section 4.01. The Payment Account shall be an account that is maintained with a banking institution (which may be the Property Trustee) the rating on whose long-term unsecured indebtedness is at least equal to the rating assigned to the Preferred Securities by a "nationally recognized statistical rating organization," as that term is defined for purposes of Rule 436(g) under the Securities Act.

         "Person" means a corporation, an association, a partnership, a limited liability company, an individual, a joint venture, a joint stock company, a trust, an unincorporated organization or a government or an agency or a political subdivision thereof.

         "Preferred Securities Certificate" means a certificate evidencing ownership of Preferred Securities, substantially in the form attached as Exhibit B.

         "Preferred Security" means an undivided beneficial interest in the assets of the Trust, having a liquidation preference with respect to the assets of the Trust of $1,000 and having the rights provided therefor in this Agreement, including the right to receive Distributions and a Liquidation Distribution as provided herein.

         "Property Trustee" means the commercial bank or trust company identified as the "Property Trustee" in the preamble to this Agreement solely in its capacity as Property Trustee of the Trust heretofore formed and continued hereunder and not in its individual capacity, or its successor in interest in such capacity, or any successor property trustee appointed as herein provided.

         "Purchase Agreement" means that certain Purchase Agreement, dated as of March 13, 2002, by and among the Depositor, the Trust and Morgan Stanley & Co., Incorporated and Salomon Smith Barney Inc. as representatives of the Initial Purchasers, with respect to the offering of the Preferred Securities.

         "Redemption Date" means, with respect to any Trust Security to be redeemed, each Debenture Redemption Date.

         "Redemption Price" means the Optional Redemption Price or the Company Redemption Price, as the case may be.

         "Registration Rights Agreement" means that certain Registration Rights Agreement, dated as of March 13, 2002, by and among the Depositor, the Trust and Morgan Stanley & Co. Incorporated and Salomon Smith Barney Inc., as representatives of the Initial Purchasers, as amended from time to time in accordance with its terms.

         "Relevant Trustee" has the meaning specified in Section 8.09(a).

         "Responsible Officer" means, when used with respect to the Property Trustee, any officer within the corporate trust department of such Trustee, including any vice president, assistant vice president, assistant secretary, assistant treasurer, trust officer or any other officer of the Trustee who customarily performs functions similar to those performed by the Persons who at the time shall be such officers, respectively, or to whom any corporate trust matter is referred because of such person's knowledge of and familiarity with the particular subject and who shall have direct responsibility for the administration of this Indenture.

         "Restricted Securities" has the meaning specified in Section 5.15(a).

         "Restricted Securities Legend" has the meaning specified in Section 5.15(b).

         "Sale Price" of the Common Stock on any Trading Day means the closing sale price per share (or if no closing sale price is reported, the average of the bid and ask prices or, if more than one in either case, the average of the average bid and the average asked prices) on such Trading Day as reported on the principal U.S. securities exchange on which the Common Stock is traded or, if the Common Stock is not listed on a U.S. national or regional securities exchange, as reported by the Nasdaq National Market.

         "Securities Act" means the Securities Act of 1933, as amended.

         "Security Register" and "Security Registrar" have the respective meanings specified in Section 5.04.

         "Securityholder" has the same meaning as "Holder."

         "Special Event" means a Tax Event or an Investment Company Event (each as defined in the Indenture).

         "Successor Delaware Trustee" has the meaning specified in Section 8.09(c).

         "Successor Property Trustee" has the meaning specified in Section 8.09(b).

         "Successor Securities" has the meaning specified in Section 9.05.

         "Super Majority" has the meaning specified in Section 8.02(c).

         "Trading Day" means each day on which the securities exchange or quotation system which is used to determine the Sale Price is open for trading or quotation.

         "Trust" means the Delaware business trust continued hereby and identified on the cover page of this Agreement.

         "Trust Indenture Act" means the Trust Indenture Act of 1939, as amended and in force at the date of this Agreement; provided, however that in the event the Trust Indenture Act of 1939 is amended after the date hereof, "Trust Indenture Act" means, to the extent required by any such amendment, the Trust Indenture Act of 1939 as so amended.

         "Trust Property" means (a) the Debentures, (b) any cash on deposit in, or owing to, the Payment Account and (c) all proceeds and rights in respect of the foregoing to be held by the Property Trustee pursuant to the terms of this Agreement for the benefit of the Securityholders.

         "Trust Securities Certificate" means any one of the Common Securities Certificates, the Global Certificates or the Preferred Securities Certificates.

         "Trust Security" means any one of the Common Securities or the Preferred Securities.

         "Trustees" has the meaning specified in the preamble to this Agreement.

                                   ARTICLE 2
                           ESTABLISHMENT OF THE TRUST

         Section 2.01. Name. The Trust continued by this Agreement shall be known as "Lucent Technologies Capital Trust I," as such name may be modified from time to time by the Administrative Trustees following written notice to the Holders of Trust Securities and the other Trustees. The Trust's activities may be conducted under the name of the Trust or any other name deemed advisable by the Administrative Trustees.

         Section 2.02. Office Of The Delaware Trustee; Principal Place Of Business. The address of the Delaware Trustee in the State of Delaware is c/o The Bank of New York (Delaware), White Clay Center, Route 273, Newark,

Delaware 19711, Attention: Corporate Administration, or such other address in the State of Delaware as the Delaware Trustee may designate by written notice to the Securityholders and the Depositor. The principal executive office of the Trust is c/o Lucent Technologies Inc., 600 Mountain Avenue, Murray Hill, New Jersey 07974.

         Section 2.03. Organizational Expenses. The Depositor shall pay organizational expenses of the Trust as they arise or shall, upon request of any Trustee, promptly reimburse such Trustee for any such expenses paid by such Trustee. The Depositor shall make no claim upon the Trust Property for the payment of such expenses.

         Section 2.04. Issuance Of The Preferred Securities. On March 13, 2002, the Depositor, both on its own behalf and on behalf of the Trust, pursuant to the Original Agreement, executed and delivered the Purchase Agreement and the Registration Rights Agreement, which actions are hereby ratified and confirmed on behalf of the Trust. The Administrative Trustees shall, on behalf of the Trust, issue Preferred Securities having such terms as are set forth in this Agreement. On the Closing Date and each Option Closing Date, an Administrative Trustee, on behalf of the Trust, shall execute in accordance with Section 5.02 one or more permanent Global Certificates in definitive, fully registered form which shall be delivered to the Clearing Agency or a nominee thereof or a custodian therefor and registered in the name of the Clearing Agency or a nominee thereof, in an aggregate amount sold as provided in the Purchase Agreement, against payment of the purchase price specified in the Purchase Agreement of such Preferred Securities. The number of Preferred Securities represented by a Global Certificate may from time to time be increased or decreased by adjustments made on the records of the Property Trustee, as Security Registrar, whereupon the Property Trustee, in accordance with Applicable Procedures, shall instruct the Clearing Agency or its authorized representative to make a corresponding adjustment to its records as hereinafter provided.

         Section 2.05. Subscription And Purchase Of Debentures; Issuance Of The Common Securities. On the Closing Date and each Option Closing Date, an Administrative Trustee, on behalf of the Trust, shall execute in accordance with
Section 5.02 and deliver to the Depositor a single Common Securities Certificate registered in the name of the Depositor, in the aggregate amount acquired by the Depositor on such Closing Date or Option Closing Date pursuant to the applicable Common Securities Purchase Agreement against payment of the purchase price of such Common Securities from the Depositor as specified in the Common Securities Purchase Agreement. Contemporaneously therewith, the Administrative Trustees, acting jointly or severally on behalf of the Trust, shall on the Closing Date and each Option Closing Date subscribe to and purchase from the Depositor the Debentures, registered in the name of the Property Trustee (in its capacity as such) and having an aggregate principal amount equal to the aggregate Liquidation Preference of Preferred Securities and the aggregate

Liquidation Amount of the Common Securities acquired on the Closing Date and each Option Closing Date and, in satisfaction of the purchase price for such Debentures, the sum of the amounts payable on the Closing Date and each Option Closing Date pursuant to (i) the third sentence of Section 2.04, and (ii) the first sentence of this Section 2.05 shall be payable to the Depositor.

         Section 2.06. Declaration Of Trust. The exclusive purposes and functions of the Trust are (a) to issue and sell Trust Securities and use the proceeds from such sale to acquire the Debentures, (b) to distribute the Trust's income as provided in this Agreement and (c) to engage in only those other activities necessary or incidental thereto. The Trust shall not borrow money, issue debt or reinvest proceeds derived from investments, pledge any of its assets or otherwise undertake (or permit to be undertaken) any activity that would cause the Trust not to be classified for United States federal income tax purposes as a grantor trust. The Depositor hereby appoints the Trustees as trustees of the Trust, to have all the rights, powers and duties to the extent expressly set forth herein, and the Trustees hereby accept such appointment. The Property Trustee hereby declares that it will hold the Trust Property in trust upon and subject to the conditions set forth herein for the benefit of the Trust and the Securityholders. The Administrative Trustees shall have all rights, powers and duties set forth herein and in accordance with applicable law with respect to accomplishing the purposes of the Trust. The Delaware Trustee shall not be entitled to exercise any powers, nor shall the Delaware Trustee have any of the duties and responsibilities, of the Property Trustee or the Administrative Trustees set forth herein. The Delaware Trustee shall be one of the Trustees of the Trust for the sole and limited purpose of fulfilling the requirements of Section 3807 of the Delaware Business Trust Act and shall not be entitled to exercise any powers or have any of the duties and responsibilities of the Administrative Trustees or the Property Trustee described in this Agreement.

         Section 2.07. Authorization To Enter Into Certain Transactions. The Trustees shall conduct the affairs of the Trust in accordance with the terms of this Agreement. Subject to the limitations set forth in Section 2.06 and paragraph (b) of this Section, and in accordance with the following provisions
(i) and (ii), the Trustees shall have the exclusive power, duty and the authority to cause the Trust to engage in the following activities:

                  (i) As among the Trustees, each Administrative Trustee (and no other Trustee) shall have the power and authority to act on behalf of the Trust, acting alone or jointly, with respect to the following matters:

                           (A) to issue and sell the Trust Securities, provided,
                  however that the Trust may issue no more than one series of Preferred Securities and no more than one series of Common Securities, and, provided, further, that there shall be no interests in the Trust other than the Trust Securities, and the issuance of Trust

                  Securities shall be limited to simultaneous issuances of both Preferred Securities and Common Securities on the Closing Date and each Option Closing Date in accordance with the provisions of the Purchase Agreement and the Common Securities Purchase Agreement subject to the issuance of Trust Securities pursuant to Section 5.04, 5.05 or 5.11(b) and Successor Securities pursuant to Section 9.05;

                           (B) to cause the Trust to enter into, and to execute,
                  deliver and perform on behalf of the Trust, the Common Securities Purchase Agreement, the Certificate Depository Agreement and the Debenture Purchase Agreement;

                           (C) to perform, on behalf of the Trust, its
                  obligations under the Purchase Agreement and the Registration Rights Agreement;

                           (D) to assist in the registration of the Preferred
                  Securities under the Securities Act and under state securities or blue sky laws, and in the qualification of this Agreement as a trust indenture under the Trust Indenture Act;

                           (E) to appoint a Paying Agent, a Security Registrar
                  and an authenticating agent in accordance with this Agreement;

                           (F) to the extent provided in this Agreement, to wind
                  up the affairs of and liquidate the Trust and prepare, execute and file the certificate of cancellation with the Secretary of State of the State of Delaware;

                           (G) to execute and deliver letters, documents or
                  instruments with the Clearing Agency relating to the Preferred Securities;

                           (H) to obtain a CUSIP number for the Preferred
                  Securities;

                           (I) to establish a record date with respect to all
                  actions to be taken hereunder that require a record date be established, including and with respect to, for the purposes of Section 316(c) of the Trust Indenture Act, Distributions, voting rights, and redemptions and to issue relevant notices to the Holders of Preferred Securities and Holders of Common Securities as to such actions and applicable record dates;

                           (J) to bring or defend, pay, collect, compromise,
                  arbitrate, resort to legal action, or otherwise adjust claims or demands of or against the Trust, unless pursuant to the terms of this Agreement, the Property Trustee has the exclusive power to take such action;

                           (K) to employ or otherwise engage employees and
                  agents (who may be designated as officers with titles) and managers, contractors, advisors, and consultants and pay reasonable compensation for such services;

                           (L) to give the certificate required by Section
                  314(a)(4) of the Trust Indenture Act to the Property Trustee, which certificate may be executed by any Administrative Trustee;

                           (M) to incur expenses that are necessary or
                  incidental to carry out any of the purposes of the Trust;

                           (N) to execute all documents or instruments, perform
                  all duties and powers, and do all things for and on behalf of the Trust in all matters necessary or incidental to the foregoing;

                           (O) to take any action incidental to the foregoing as
                  the Trustees may from time to time determine is necessary or advisable to give effect to the terms of this Agreement including, but not limited to:

                                    (1) causing the Trust not to be deemed to be
                           an "investment company" required to be registered under the 1940 Act;

                                    (2) causing the Trust to be classified for
                           United States federal income tax purposes as a grantor trust; and

                                    (3) cooperating with the Depositor to ensure
                           that the Debentures will be treated as indebtedness of the Depositor for United States federal income tax purposes; provided that such action does not adversely affect in any material respect the interests of Securityholders except as otherwise provided in Section 11.02(a); and

                           (P) to apply to have the Preferred Securities
                  designated as eligible for trading in the National Association of Securities Dealers, Inc.'s PORTAL Market.

                  (ii) As among the Trustees, the Property Trustee shall have the power, duty and authority to act on behalf of the Trust only with respect to the following matters:

                           (A) the establishment and maintenance of the Payment
                  Account;

                           (B) the receipt of and taking legal title to the
                  Debentures;

                           (C) the collection of interest, principal and any
                  other payments made in respect of the Debentures in the Payment Account;

                           (D) the distribution from the Trust Property of
                  amounts owed to the Securityholders in respect of the Trust Securities;

                           (E) the exercise of all of the rights, powers and
                  privileges of a holder of the Debentures;

                           (F) the sending of notices of default, other notices
                  and other information regarding the Trust Securities and the Debentures to the Securityholders in accordance with this Agreement;

                           (G) the distribution of the Trust Property in
                  accordance with the terms of this Agreement;

                           (H) to the extent provided in Article 9, the winding
                  up of the affairs of and liquidation of the Trust;

                           (I) after an Event of Default, the taking of any
                  action incidental to the foregoing as is necessary or advisable or as the Property Trustee may from time to time determine is necessary or advisable to give effect to the terms of this Agreement and the Indenture and protect and conserve the Trust Property for the benefit of the Securityholders (without consideration of the effect of any such action on any particular Securityholder); and

                           (J) to act as Paying Agent and/or Security Registrar
                  to the extent appointed as such hereunder.

         Subject to this Section 2.07(a)(ii), the Property Trustee shall have none of the duties, liabilities, powers or the authority of the Administrative Trustees set forth in Section 2.07(a)(i).

         (b) So long as this Agreement remains in effect, the Trust (or the Trustees acting on behalf of the Trust) shall not undertake any business, activities or transaction except as expressly provided herein or contemplated hereby. In particular, the Trust shall not, and the Trustees shall not and shall cause the Trust not to (i) invest any proceeds received by the Trust from holding the Debentures (rather, the Trustees shall distribute all such proceeds to the Securityholders pursuant to the terms of this Agreement and the Trust Securities), acquire any investments or engage in any activities not authorized by this Agreement, (ii) sell, assign, transfer, exchange, mortgage, pledge, set-off or otherwise dispose of any of the Trust Property or interests therein, including to Securityholders, except as expressly provided herein, (iii) take any action that would cause the Trust to fail or cease to qualify as a "grantor trust" for United States federal income tax purposes, (iv) make any loans or incur any indebtedness for borrowed money or issue any other debt, (v) take or consent to any action that would result in the placement of a Lien on any of the Trust Property, (vi) possess any power or otherwise act in such a way as to vary the Trust assets or the terms of the Trust Securities in any way whatsoever except as permitted by the terms of this Agreement, or (vii) issue any securities or other evidences of beneficial ownership of, or beneficial interest in, the Trust other than the Trust Securities. The Administrative Trustees shall defend all claims and demands of all Persons at any time claiming any Lien on any of the Trust Property adverse to the interest of the Trust or the Securityholders in their capacity as Securityholders.

         (c) Notwithstanding anything herein to the contrary, the Administrative Trustees are authorized and directed to conduct the affairs of the Trust and to operate the Trust so that the Trust will not be deemed to be an "investment company" required to be registered under the 1940 Act, or taxed as a corporation for United States federal income tax purposes and so that the Debentures will be treated as indebtedness of the Depositor for United States federal income tax purposes. In this connection, the Depositor and the Administrative Trustees are authorized to take any action, not inconsistent with applicable law, the certificate of trust or this Agreement, that each of the Depositor and the Administrative Trustees determines in their discretion to be necessary or desirable for such purposes, so long as such action does not adversely affect in any material respect the interests of the Holders of the Preferred Securities except as otherwise provided in Section 11.02(a).

         Section 2.08. Assets Of The Trust. The assets of the Trust shall consist of only the Trust Property.

         Section 2.09. Title To Trust Property. Legal title to all Trust Property shall be vested at all times in the Property Trustee (in its capacity as such) and shall be held and administered by the Property Trustee for the benefit of the Trust and the Securityholders in accordance with this Agreement. Each Securityholder shall not have legal title to any part of the assets of the Trust, but shall have an undivided beneficial interest in the assets of the Trust.

         Section 2.10. Responsibilities Of The Depositor. (a) In connection with the issue and sale of the Preferred Securities, the Depositor is hereby appointed an agent of the Trust pursuant to Section 3806(b)(7) of the Delaware Business Trust

Act and in such capacity shall have the exclusive right and responsibility to engage in the following activities (and any actions taken by the Depositor in furtherance of the following acts prior to the date of this Agreement are hereby ratified and confirmed in all respects):

                  (i) to prepare an offering memorandum relating to the offering of Preferred Securities by the Trust;

                  (ii) to prepare, pursuant to the Registration Rights Agreement, a prospectus relating to the resale of Preferred Securities and to prepare for filing by the Trust with the Commission, and execute on behalf of the Trust, a registration statement on Form S-3 or on another appropriate form (including, if appropriate, a registration statement under Rule 462(b) under the Securities Act) and any pre-effective or post-effective amendments thereto, relating to the registration under the Securities Act of the Preferred Securities;

                  (iii) to determine the states and foreign jurisdictions in which to take appropriate action to qualify or register for sale all or part of the Preferred Securities and to do any and all such acts, other than actions which must be taken by the Trustees, and advise the Trustees of actions they must take, and prepare for execution and filing any documents to be executed and filed by the Trust, as the Depositor deems necessary or advisable in order to comply with the applicable laws of any such states and foreign jurisdictions;

                  (iv) to negotiate the terms of, and execute on behalf of the Trust, the Purchase Agreement providing for the sale of the Preferred Securities;

                  (v) to negotiate the terms of, and execute on behalf of the Trust, the Registration Rights Agreement;

                  (vi) to execute and deliver letters, documents or instruments on behalf of the Trust with any Clearing Agency, including the Certificate Depositary Agreement; and

                  (vii) any other actions necessary or incidental to carry out the foregoing activities.

         (b) The Depositor must exercise the powers set forth in this Section
2.10 in a manner that is consistent with the purposes and functions of the Trust set out in Section 2.06, and the Depositor shall not take any action that is inconsistent with the purposes and functions of the Trust set forth in Section 2.06.

         (c) Subject to this Section 2.10, the Depositor shall have none of the powers or the authority of the Property Trustee set forth in Article 8.

         Section 2.11. Certain Covenants Of The Depositor. (a) On the Closing Date and each Option Closing Date, the Depositor will purchase all of the Common Securities issued by the Trust that shall represent an aggregate Liquidation Amount of no less than 3% of the aggregate Liquidation Preference and Liquidation Amount of the Trust Securities being purchased on the Closing Date or such Option Closing Date, as the case may be.

         (b) The Depositor shall maintain directly or indirectly 100% ownership of the Common Securities, provided that certain successors that are permitted by the Indenture may succeed to the Depositor's ownership of the Common Securities.

         (c) The Depositor will use its reasonable efforts, consistent with the terms and provisions of this Agreement, to cause the Trust to remain classified as a grantor trust and not as an association taxable as a corporation for United States federal income tax purposes.

         Section 2.12. Guarantee Of Payment Of Trust Obligations. Subject to the terms and conditions of this Section 2.12, the Depositor, in its capacity as Depositor and not as a Holder, hereby irrevocably and unconditionally guarantees to each Person to whom the Trust is now or hereafter becomes indebted or liable (the "Beneficiaries") the full payment, when and as due, of any and all costs, expenses or liabilities of the Trust (other than obligations of the Trust to make payments to Holders of a Trust Security pursuant to the terms thereof) ("Obligations") to such Beneficiaries. The Depositor, in its capacity as Depositor and not as a Holder, shall pay any and all taxes (other than United States withholding taxes attributable to the Trust or its assets) and all liabilities, costs and expenses with respect to such taxes of the Trust.

         (b) The agreement of the Depositor in Section 2.12(a) is intended to be for the benefit of, and to be enforceable by, all such Beneficiaries, whether or not such Beneficiaries have received notice hereof.

         (c) The agreement of the Depositor set forth in Section 2.12(a) shall terminate and be of no further force and effect upon the later of (a) the date on which full payment has been made of all amounts payable to all Holders of all the Preferred Securities (whether upon redemption, liquidation, exchange, conversion or otherwise) and (b) the date on which there are no Beneficiaries remaining; provided, however, that such agreement shall continue to be effective or shall be reinstated, as the case may be, if at any time any Holder of Preferred Securities or any Beneficiary must restore payment of any sums paid under the Preferred Securities, under any Obligation, under the Guarantee or under this Agreement for any reason whatsoever. Such agreement is continuing, irrevocable, unconditional and absolute.

         Section 2.13. Execution Of Documents. Unless otherwise determined by the Depositor or the Administrative Trustees, and except as otherwise required by the Delaware Business Trust Act, the Trust Indenture Act or this Agreement, any Administrative Trustee is authorized to execute on behalf of the Trust any documents that the Administrative Trustees have the power and authority to execute pursuant to this Agreement.

                                   ARTICLE 3
                                 PAYMENT ACCOUNT

         Section 3.01. Payment Account. (a) On or prior to the Closing Date, the Property Trustee shall establish the Payment Account. Except as set forth in
Section 5.09 hereof, the Property Trustee and any agent of the Property Trustee shall have exclusive control and sole right of withdrawal with respect to the Payment Account for the purpose of making deposits in and withdrawals from the Payment Account in accordance with this Agreement. All monies and other property deposited or held from time to time in the Payment Account shall be held by the Property Trustee in the Payment Account for the exclusive benefit of the Securityholders and for distribution as herein provided, including (and subject to) any priority of payments provided for herein.

         (b) The Property Trustee shall deposit in the Payment Account, promptly upon receipt, all payments of principal of or interest on, and any other payments or proceeds with respect to, the Debentures. Amounts held in the Payment Account shall not be invested by the Property Trustee pending distribution thereof.

                                   ARTICLE 4
                 DISTRIBUTIONS; REDEMPTION; EXCHANGE; CONVERSION

         Section 4.01. Distributions. Distributions on the Trust Securities shall be cumulative, and shall accrue from the date of original issuance, or the most recent Distribution Date (as defined herein) and, except in the event that the Depositor exercises its right to defer the payment of interest on the Debentures pursuant to the Debentures, shall be payable quarterly in arrears on March 15, June 15, September 15 and December 15 of each year, commencing on June 15, 2002 (which dates correspond to the interest payment dates on the Debentures), when, as and if available for payment by the Property Trustee, as further described in Section 4.01(c). In the event that the Depositor exercises its right to defer the payment of interest on the Debentures pursuant to the Debentures, Distributions on the Trust Securities shall be deferred for a corresponding period and shall be payable in arrears on the date of the corresponding interest payment on the Debentures, when, as and if available for payment by the Property Trustee, as further described in Section 4.01(c). If any date on which Distributions are otherwise payable on the Trust Securities is not a Business Day, then the payment of such Distributions shall be made on the next succeeding day which is a

Business Day (and no interest shall accrue for the period from and after such date until the next succeeding Business Day) with the same force and effect as if made on such date (each date on which Distributions are payable in accordance with this Section 4.01(a), a "Distribution Date").

         (b) The Trust Securities represent undivided beneficial interests in the Trust Property, and the Distributions on the Trust Securities shall be payable at a rate of 7.75% per annum of the Liquidation Preference or Liquidation Amount of the Trust Securities, such rate being the rate of interest payable on the Debentures to be held by the Property Trustee. The amount of Distributions payable for any period shall be computed on the basis of a 360-day year of twelve 30-day months. For periods less than a full month, Distributions shall reflect interest on Debentures computed on the basis of the actual number of elapsed days based on a 360-day year. The amount of Distributions payable for any period shall include the Additional Amounts, if any.

         (c) Distributions on the Trust Securities shall be made by the Property Trustee from the Payment Account and shall be payable on each Distribution Date only to the extent that the Trust has funds then on hand and available in the Payment Account for the payment of such Distributions.

         (d) Distributions on the Trust Securities with respect to a Distribution Date shall be payable to the Holders thereof as they appear on the Security Register for the Trust Securities on the relevant record date, which shall be the date which is the fifteenth day (whether or not a Business Day) next preceding such Distribution Date.

         Section 4.02. Optional Redemption; Special Event Redemption; Mandatory Redemption. Upon a redemption of Debentures at the option of the Depositor (other than a redemption following a Special Event), the proceeds from such redemption shall be applied to redeem Trust Securities having an aggregate Liquidation Preference and Liquidation Amount equal to the aggregate principal amount of the Debentures so redeemed by the Depositor at the Optional Redemption Price. Upon a redemption following a Special Event or a mandatory redemption (whether at maturity or upon acceleration of the Debentures) of Debentures, the proceeds from such redemption shall be applied to redeem Trust Securities having an aggregate Liquidation Preference and Liquidation Amount equal to the aggregate principal amount of the Debentures so redeemed by the Depositor, at the Company Redemption Price.

         Section 4.03. Notice Of Optional Redemption or Special Event
Redemption.

         (a) Notice of redemption (which notice will be irrevocable) shall be given by the Property Trustee, at the written direction of the Depositor or the Administrative Trustees and at the expense of the Depositor, by first-class mail, postage prepaid, mailed not less than 30 nor more than 60 days prior to the

Redemption Date to the Depositor and each Holder of Trust Securities to be redeemed, at such Holder's address as it appears in the Security Register. All notices of redemption shall state:

                  (i) the Redemption Date (which shall be a Business Day);

                  (ii) the Company Redemption Price or the Optional Redemption Price, as the case may be;

                  (iii) the CUSIP number of the Preferred Securities;

                  (iv) if less than all of the Outstanding Trust Securities are to be redeemed, the identification and the aggregate Liquidation Preference and Liquidation Amount of the particular Trust Securities to be redeemed;

                  (v) (A) that a Holder of Preferred Securities who desires to convert such Preferred Securities called for redemption must satisfy the requirements for conversion contained in Section 4.05 below and (B) the Conversion Price;

                  (vi) that, on the Redemption Date, the Company Redemption Price or the Optional Redemption Price, as the case may be, will become due and payable upon each such Trust Security to be redeemed and that Distributions thereon will cease to accrue on and after said date; and

                  (vii) the place or places where such Trust Securities are to be surrendered for payment of the Company Redemption Price or the Optional Redemption Price, as the case may be.

         (b) The Trust Securities redeemed on each Redemption Date shall be redeemed at the Company Redemption Price or the Optional Redemption Price, as the case may be, with the proceeds from the contemporaneous redemption of Debentures. Redemptions of the Trust Securities shall be made and the Company Redemption Price or the Optional Redemption Price, as the case may be, shall be payable on each Redemption Date only to the extent that the Trust has funds then on hand and available in the Payment Account for the payment of such Company Redemption Price or the Optional Redemption Price, as the case may be. The Property Trustee shall be fully protected and shall not incur any liability in making any overpayment or excess deposit with the Clearing Agency on any Redemption Date which may arise as a result of the election by a Holder to convert Trust Securities in accordance with Section 4.05 below.

         (c) If the Property Trustee gives a notice of redemption pursuant to
Section 4.03(a) in respect of any Preferred Securities, then, by 12:00 noon, New York City time, on the Redemption Date, subject to Section 4.03(b), the Property Trustee will, so long as and to the extent the Preferred Securities are in book-entry-only form, irrevocably deposit with the Clearing Agency for the Preferred

Securities funds sufficient to pay the applicable Redemption Price. If any of the Preferred Securities are held in certificated form, the Property Trustee, subject to Section 4.03(b), will irrevocably deposit with the Conversion Agent funds sufficient to pay the applicable Redemption Price on such Preferred Securities held in certificated form and will give the Paying Agent irrevocable instructions and authority to pay such Redemption Price to the Holders thereof upon surrender of their Preferred Securities Certificates. Notwithstanding the foregoing, Distributions payable on or prior to the Redemption Date for any Trust Securities called for redemption shall be payable to the Holders of such Trust Securities as they appear on the Security Register for the Trust Securities on the relevant record dates for the related Distribution Dates. If notice of redemption shall have been given and funds deposited as required, then, upon the date of such deposit, all rights of Securityholders holding Trust Securities so called for redemption will cease, except the right of such Securityholders to receive the applicable Redemption Price, but without interest on such Redemption Price, and such Trust Securities will cease to be Outstanding.

         (d) If less than all the Outstanding Trust Securities are to be redeemed on a Redemption Date, then the aggregate Liquidation Preference or Liquidation Amount of Trust Securities to be redeemed shall be allocated on a pro rata basis (based on Liquidation Preference and Liquidation Amount) among the Outstanding Common Securities and the Outstanding Preferred Securities. The particular Preferred Securities to be redeemed shall be selected not more than 45 days prior to the Redemption Date by the Property Trustee from the Outstanding Preferred Securities not previously called for redemption, by lot or by such other method as the Property Trustee shall deem fair and appropriate and which may provide for the selection for redemption of portions (equal to $1,000 or an integral multiple of $1,000 in excess thereof) of the Liquidation Preference of the Preferred Securities. If any Preferred Security selected for partial redemption is submitted for conversion in part after such selection, the portion of such Preferred Security submitted for conversion shall be deemed to be the portion selected for redemption by the Trustee. The Preferred Securities (or portions thereof) so selected shall be deemed duly selected for redemption for all purposes hereof, notwithstanding that any such Preferred Security has actually been submitted for conversion in part before the notice of redemption. The Property Trustee shall promptly notify the Security Registrar and the Conversion Agent in writing of the Preferred Securities selected for redemption and, in the case of any Preferred Securities selected for partial redemption, the Liquidation Preference thereof to be redeemed; it being understood that, in the case of Preferred Securities registered in the name of and held of record by the Clearing Agency (or any successor) or any nominee of the Clearing Agency or any successor, the distribution of the proceeds of such redemption will be made in accordance with the customary procedures of the Clearing Agency or its nominee. For all purposes of this Agreement, unless the context otherwise requires, all provisions relating to the redemption of Preferred Securities shall relate, in the case of any Preferred Securities redeemed or to be redeemed only in part, to the portion of the aggregate

Liquidation Preference of Preferred Securities which has been or is to be redeemed. In the event of any redemption in part, the Trust shall not be required to issue, register the transfer of or exchange (i) any Preferred Security during a period beginning at the opening of business 15 days next preceding any selection for redemption of Preferred Securities and ending at the close of business on the earliest date on which the relevant notice of redemption is deemed to have been given to all Holders of Preferred Securities to be so redeemed or (ii) any Preferred Securities so selected for redemption, in whole or in part, except for the unredeemed portion of any Preferred Securities being redeemed in part.

         (e) Upon any redemption of less than all of the Outstanding Preferred Securities, the Property Trustee may (but need not), solely for purposes of determining the pro rata allocation among such Preferred Securities as are unconverted and Outstanding at the time of redemption, treat as Outstanding any Preferred Securities surrendered for conversion during the period of fifteen
(15) days preceding the notice of redemption and may (but need not) treat as Outstanding any Preferred Security authenticated and delivered during such period in exchange for the unconverted portion of any Preferred Security converted in part during such period.

         Section 4.04. Redemption Upon A Change Of Control.

         (a) If a Change of Control occurs with respect to the Depositor, each Holder of Preferred Securities that remain Outstanding after the Change of Control will have the right to require the Trust to redeem all or any part of such Holder's Outstanding Preferred Securities at the Company Redemption Price, and the Trust will then require the Depositor to redeem Debentures with an aggregate principal amount equal to the aggregate Liquidation Preference of the Preferred Securities whose Holders have requested redemption pursuant to this
Section 4.04.

         (b) Holders of the Preferred Securities will not have the right set forth in paragraph (a) above if:

                  (i) the Sale Price per share of the Common Stock for any five Trading Days within the period of 10 consecutive Trading Days ending immediately after the later of the Change of Control or the public announcement thereof (in the case of a Change of Control under paragraph (a) of the definition of "Change of Control" in Section 1.01) or the period of 10 consecutive Trading Days ending immediately before the Change of Control (in the case of a Change of Control under paragraph (b), (c) or (d) of the definition of "Change of Control" in
         Section 1.01) shall equal or exceed 105% of the Conversion Price, as then adjusted, immediately after the later of the Change of Control and the public announcement thereof; or

                  (ii) at least 95% of the consideration in the Change of Control transaction consists of Capital Stock (as defined in the Indenture) traded on a U.S. national securities exchange or quoted on the Nasdaq National Market, and as a result of the transaction, the Preferred Securities become convertible solely into this Capital Stock.

         (c) Within 30 days following any Change of Control, the Property Trustee, at the written direction of the Depositor or the Administrative Trustees and at the expense of the Depositor, shall mail a notice to each Holder of Trust Securities stating:

                  (i) that a Change of Control has occurred and a description of the offer of redemption;

                  (ii) the Redemption Date (which shall be no earlier than 30 days nor later than 60 days from the date of the Change of Control); and

                  (iii) the instructions determined by the Depositor, consistent with this Section 4.04, that a Holder must follow in order to have its Preferred Securities redeemed.

         (d) The Depositor shall comply with the requirements of Rule 14e-1 under the Exchange Act and any other securities laws and regulations to the extent those laws and regulations are applicable in connection with the redemption of Preferred Securities as a result of a Change of Control with respect to the Depositor. To the extent that the provisions of any securities laws or regulations conflict with any of the provisions of this Section 4.04, the Depositor will comply with the applicable securities laws and regulations and will be deemed not to have breached its obligations under this Section 4.04.

         (e) A Holder of Preferred Securities may exercise its right to redeem such Preferred Securities following a Change of Control by delivering to the Conversion Agent and the Depositor, within three Business Days prior to the Redemption Date, a Notice of Election of Redemption Upon a Change of Control in the form of Exhibit D hereto and directing the Conversion Agent to (i) exchange such Preferred Security for a Like Amount of the Debentures held by the Trust and (ii) tender such Debentures, on behalf of such Holder of Preferred Securities, to the Depositor for redemption pursuant to the Indenture, and, if such Preferred Securities are in certificated form, surrendering such Preferred Securities, duly endorsed or assigned to the Depositor or in blank. The Conversion Agent shall notify the Property Trustee in writing of the Holder's election, following a Change of Control, to exchange Preferred Securities for a portion of the Debentures held by the Property Trustee and the Property Trustee shall, following receipt of such notice and prior to the Redemption Date, deliver to the Conversion Agent the appropriate principal amount of Debentures for exchange in accordance with this Section 4.04. The Conversion Agent shall thereupon notify the Depositor of the Holder's election to redeem such Debentures following a Change of Control.

         (f) A Holder may withdraw its Notice of Election of Redemption Upon a Change of Control at any time prior to 5:00 p.m., New York City time, on the day that is two Business Days prior to the Redemption Date. Such notice of withdrawal shall state (i) the number of Preferred Securities being withdrawn,
(ii) in the case of Definitive Preferred Securities Certificates, the certificate numbers of the Preferred Securities being withdrawn and (iii) the number of Preferred Securities, if any, that remain subject to the Notice of Election of Redemption Upon a Change of Control.

         (g) On the Redemption Date, the Conversion Agent shall redeem Debentures in the aggregate principal amount equal to the Liquidation Preference of the Preferred Securities for which a Notice of Election of Redemption Upon a Change of Control has been delivered and not withdrawn and remit the Redemption Price it receives from the Depositor to the Holders of such Preferred Securities.

         (h) So long as any Preferred Securities are outstanding, the Property Trustee shall not tender any Debentures to the Depositor following a Change of Control except pursuant to a Notice of Election of Redemption Upon a Change of Control delivered to the Conversion Agent by a Holder of Preferred Securities.

         (i) The Trust shall not be required to issue, register the transfer of or exchange any Preferred Securities or portions thereof tendered for redemption (and not withdrawn) pursuant to this Section 4.04.

         Section 4.05. Conversion.

         (a) The Holders of Trust Securities, subject to the limitations set forth in this Section 4.05, shall have the right at any time after the earlier of (i) March 19, 2003, and (ii) the day immediately following the date of the share distribution in connection with the Depositor's spin-off of Agere Systems Inc., until 5:00 p.m., New York City time, on March 15, 2017 (or, in the case of Trust Securities called for redemption, prior to the close of business on the Business Day prior to the applicable Redemption Date, except as otherwise provided in the Indenture with respect to conversions of the Debentures), at their option, to cause the Conversion Agent to convert Trust Securities, on behalf of the converting Holders, into shares of Common Stock in the manner described herein on and subject to the following terms and conditions:

         (b) The Trust Securities will be convertible into fully paid and nonassessable shares of Common Stock pursuant to the Holder's written direction to the Conversion Agent to exchange such Trust Securities for a Like Amount of the Debentures, and immediately convert such amount of Debentures into fully paid and nonassessable shares of Common Stock at the Conversion Price then applicable to the Debentures after taking account of any adjustments to such rate provided for in the Debentures.

         (c) In order to convert Trust Securities into Common Stock, the Holder of such Trust Securities shall submit to the Conversion Agent an irrevocable Notice of Conversion to convert Trust Securities on behalf of such Holder, together, if the Trust Securities are in certificated form, with such certificates. The Notice of Conversion shall (x) set forth the number of Trust Securities to be converted and the name or names, if other than the Holder, in which the shares of Common Stock should be issued and (y) direct the Conversion Agent (1) to exchange such Trust Securities for a portion of the Debentures held by the Property Trustee (at the rate of exchange specified in the preceding paragraph (b)) and (2) to immediately convert such Debentures, on behalf of such Holder, into Common Stock at the Conversion Price as set forth in the Indenture. The Conversion Agent shall notify the Property Trustee in writing of the Holder's election to exchange Trust Securities for a portion of the Debentures held by the Property Trustee and the Property Trustee shall, upon receipt of such notice, deliver to the Conversion Agent the appropriate principal amount of Debentures for exchange in accordance with this Section. The Conversion Agent shall thereupon notify the Depositor of the Holder's election to convert such Debentures into shares of Common Stock. Holders of Trust Securities at the close of business on a Distribution payment record date will be entitled to receive the Distribution paid on such Trust Securities on the corresponding Distribution Date notwithstanding the conversion of such Trust Securities following such record date but prior to such Distribution Date; provided, however, that each Holder of Trust Securities to be exchanged for Debentures to be converted into Common Stock (other than a Trust Security called for redemption on a Redemption Date occurring after such record date and prior to such Distribution Date) shall deliver to the Property Trustee, for subsequent payment to the Conversion Agent in connection with the exchange and conversion of such Trust Securities, an amount equal to such Distribution payable on such Trust Securities on such Distribution Date. The Property Trustee shall have no liability to any Person with respect to the failure by any Holder of a Trust Security to deliver such amount to the Property Trustee. Except as provided above, neither the Trust nor the Depositor will make, or be required to make, any payment, allowance or adjustment upon any conversion on account of any accumulated and unpaid Distributions whether or not in arrears accrued on the Trust Securities surrendered for conversion, or on account of any accumulated and unpaid dividends on the shares of Common Stock issued upon such conversion. Trust Securities shall be deemed to have been converted immediately prior to the close of business on the day on which an irrevocable Notice of Conversion relating to such Trust Securities is received by the Conversion Agent in accordance with the foregoing provision (the "Conversion Date"). The Person or Persons entitled to receive the Common Stock issuable upon conversion of the Debentures shall be treated for all purposes as the record holder or holders of such Common Stock on the Conversion Date, unless the stock transfer books of the Depositor shall be closed on the Conversion Date in which event such Person or Persons shall be deemed to have become such holder or holders of record at the close of business on the next succeeding day on which such stock transfer books are open. As promptly as practicable on or after the Conversion Date, the Depositor shall issue and deliver, or shall cause to be issued and delivered, at the office of the Conversion Agent a certificate or certificates for the number of full shares of Common Stock issuable upon such conversion, together with the scrip or cash payment, if any, in lieu of any fraction of any share pursuant to Section 4.05(d) to the Person or Persons entitled to receive the same, unless otherwise directed by the Holder in the Notice of Conversion, and the Conversion Agent shall distribute such certificate or certificates and scrip or cash to such Person or Persons.

         (d) No fractional shares of Common Stock shall be issued upon conversion of Preferred Securities. In lieu thereof, the Depositor shall deliver, at its option, to the Conversion Agent (i) scrip that will entitle the holder to receive a full share of Common Stock upon surrender of such scrip aggregating a full share or (ii) cash based on the Sale Price on the day such Trust Security is converted, and the Conversion Agent will in turn make such payment to the Holder or Holders of Trust Securities so converted.

         (e) Nothing in this Section 4.05 shall limit the requirement of the Trust to withhold taxes pursuant to the terms of the Trust Securities or as set forth in this Agreement or otherwise required of the Property Trustee or by law or the Trust to pay any amounts on account of such withholdings.

         (f) For the purposes of all references to conversion of Trust Securities into Common Stock in this Article 4, Common Stock shall include any other securities, cash property or assets that the holder of a Debenture would receive upon conversion of such Debenture pursuant to the terms of the Indenture.

         (g) The Trust shall not be required to issue, register the transfer of or exchange any Preferred Securities or portions thereof surrendered for conversion pursuant to this Section 4.05.

         Section 4.06. Conversion Agent. The Depositor initially appoints The Bank of New York, not in its individual capacity but solely as conversion agent (the "Conversion Agent"), for the purpose of effecting the conversion of Trust Securities in accordance with Section 4.05 and redeeming Preferred Securities in accordance with Section 4.03 and Section 4.04. In effecting the conversion and transactions described in Section 4.05 or the redemption and transactions described in Section 4.03 and Section 4.04, the Conversion Agent shall be acting as agent of the Holders of Trust Securities directing it to effect such transactions. The Conversion Agent is hereby authorized to (i) exchange Trust Securities from time to time for Debentures held by the Trust in connection with
(x) the conversion of such Trust Securities in accordance with Section 4.05 and
(y) the redemption of Preferred Securities following a Change of Control in accordance with Section 4.04 and (ii) (x) convert all or a portion of the Debentures into Common Stock and thereupon to deliver such shares of Common Stock in accordance with the provisions of Section 4.05 and (y) cause the Depositor to redeem all or a portion of such Debentures and thereupon deliver the proceeds thereof in accordance with Section 4.04, and in each case to deliver to the Property Trustee any new Debenture or Debentures for any resulting unconverted or unredeemed principal amount delivered to the Conversion Agent by the Debenture Trustee.

         Section 4.07. Subordination Of Common Securities. Payment of Distributions (including Additional Amounts, if applicable) on, and the applicable Redemption Price of, the Trust Securities, as applicable, shall be made pro rata based on the Liquidation Preference or Liquidation Amount of such Trust Securities; provided, however that if on any Distribution Date or Redemption Date an Event of Default shall have occurred and be continuing, (i) no payment of any Distribution (including Additional Amounts, if applicable) on, or the Redemption Price of, any Common Security, and no other payment on account of the redemption, liquidation or other acquisition of Common Securities, shall be made unless payment in full in cash of all accumulated and unpaid Distributions (including Additional Amounts, if applicable) on all Outstanding Preferred Securities for all Distribution periods terminating on or before such Distribution Date or Redemption Date, or in the case of payment of the Redemption Price the full amount of such Redemption Price on all Outstanding Preferred Securities then called for redemption, shall have been made or provided for, and (ii) all funds immediately available to the Property Trustee shall first be applied to the payment in full in cash of all Distributions (or the applicable Additional Amounts, if applicable) on, or the Redemption Price of, Preferred Securities then due and payable.

         Section 4.08. Payment Procedures. Payments in respect of the Preferred Securities shall be made by (i) check mailed to the address of the Person entitled thereto as such address shall appear on the Security Register, (ii) wire transfer of immediately available funds to an account maintained by the Person entitled thereto as specified in the Security Register or (iii) if the Preferred Securities are held by a Clearing Agency, such Distributions shall be made to the Clearing Agency in immediately available funds, in accordance with the Certificate Depository Agreement, on the applicable Distribution Dates. Payments in respect of the Common Securities shall be made in such manner as shall be mutually agreed between the Property Trustee and the Holder of the Common Securities.

         Section 4.09. Tax Returns And Reports. The Administrative Trustees shall prepare (or cause to be prepared), at the Depositor's expense, and file (or cause to be filed) all United States federal, state and local tax and information returns and reports required to be filed by or in respect of the Trust. In this regard, the Administrative Trustees shall (a) prepare and file (or cause to be prepared or filed) Form 1041 or the appropriate Internal Revenue Service form required to be filed in respect of the Trust in each taxable year of the Trust and (b) prepare and furnish (or cause to be prepared and furnished) to each Securityholder a Form 1099 or the appropriate Internal Revenue Service form required to be furnished to such Securityholder or the information required to be provided on such form. The

Administrative Trustees shall provide (or cause to be provided) the Depositor and the Property Trustee with a copy of all such returns, reports and schedules promptly after such filing or furnishing. The Trustees shall comply with United States federal withholding and backup withholding tax laws and information reporting requirements with respect to any payments to Securityholders under the Trust Securities. To the extent that the Trust is required to withhold and pay over any amounts to any authority with respect to Distributions or allocations to any Holder, the amount withheld shall be deemed to be a distribution in the amount of the withholding to the Holder. In the event of any claimed over withholding, Holders shall be limited to an action against the applicable jurisdiction. If the amount required to be withheld was not withheld from actual Distributions made, the Trust may reduce subsequent Distributions by the amount of such withholding (but not by the amount of any liability imposed on the Trust as withholding agent).

         Section 4.10. Payment Of Taxes, Duties, Etc. Of The Trust. Upon receipt under the Debentures of Additional Sums, the Property Trustee, upon receipt of written notice and direction from the Depositor or the Administrative Trustees, shall promptly pay from such Additional Sums any taxes, duties or governmental charges of whatsoever nature (other than withholding taxes), as indicated in such notice, imposed on the Trust by the United States or any other taxing authority.

         Section 4.11. Payments Under Indenture. Any amount payable hereunder to any Holder of Preferred Securities (and any Owner with respect thereto) shall be reduced by the amount of any corresponding payment such Holder (or Owner) has directly received pursuant to the Indenture in accordance with the terms of
Section 6.08 hereof.

                                   ARTICLE 5
                          TRUST SECURITIES CERTIFICATES

         Section 5.01. Initial Ownership. Upon the formation of the Trust and until the issuance of the Trust Securities, and at any time during which no Trust Securities are Outstanding, the Depositor shall be the sole beneficial owner of the Trust.

         Section 5.02. The Trust Securities Certificates. The Preferred Securities Certificates shall be issued in minimum denominations of Liquidation Preference and integral multiples of $1,000 in excess thereof, and the Common Securities Certificates shall be issued in denominations of Liquidation Amount and integral multiples of $1,000 in excess thereof. The consideration received by the Trust for the issuance of the Trust Securities shall constitute a contribution to the capital of the Trust and shall not constitute a loan to the Trust. The Trust Securities Certificates shall be executed on behalf of the Trust by manual or facsimile signature of at least one Administrative Trustee and the Preferred Securities

Certificates shall be authenticated by the Property Trustee. Trust Securities Certificates bearing the manual or facsimile signatures of individuals who were, at the time when such signatures shall have been affixed, authorized to sign on behalf of the Trust, shall be validly issued and entitled to the benefit of this Agreement, notwithstanding that such individuals or any of them shall have ceased to be so authorized prior to the delivery of such Trust Securities Certificates or did not hold such offices at the date of delivery of such Trust Securities Certificates. A transferee of a Trust Securities Certificate shall become a Securityholder, and shall be entitled to the rights and subject to the obligations of a Securityholder hereunder, upon due registration of such Trust Securities Certificate in such transferee's name pursuant to Section 5.04.

         Section 5.03. Delivery Of Trust Securities Certificates. (a) On the Closing Date and each Option Closing Date, the Administrative Trustees shall cause Trust Securities Certificates, in an aggregate Liquidation Preference or Liquidation Amount as provided in Sections 2.04 and 2.05, to be executed on behalf of the Trust and delivered, without further corporate action by the Depositor, in authorized denominations. A Common Securities Certificate shall not be valid until executed by at least one Administrative Trustee. A Preferred Securities Certificate shall not be valid until executed by at least one Administrative Trustee and authenticated by the manual signature of an authorized signatory of the Property Trustee. The manual signature of the Property Trustee thereon shall be conclusive evidence that a Preferred Securities Certificate has been authenticated under this Agreement. Upon a written order of the Trust signed by one Administrative Trustee, the Property Trustee shall authenticate the Preferred Securities Certificates for original issue. The signature of any Administrative Trustee on the Trust Securities Certificates may be manual or facsimile.

         (b) The Property Trustee may appoint an authenticating agent reasonably acceptable to the Administrative Trustees to authenticate Preferred Securities Certificates. An authenticating agent may authenticate Preferred Securities Certificates whenever the Property Trustee may do so. Each reference in this Agreement to authentication by the Property Trustee includes authentication by such agent. An authenticating agent has the same rights as the Property Trustee to deal with the Depositor or an Affiliate with respect to the authentication of Preferred Securities.

         Section 5.04. Registration Of Transfer And Exchange Of Preferred Securities; Restrictions On Transfer. The Administrative Trustees shall keep or cause to be kept, at the office or agency maintained pursuant to Section 5.08, a register or registers for the purpose of registering Trust Securities Certificates and transfers and exchanges of Preferred Securities Certificates (herein referred to as the "Securities Register") in which the registrar designated by the Administrative Trustees (the "Securities Registrar"), subject to such reasonable regulations as they may prescribe, shall provide for the registration of Trust Securities

Certificates (subject to Section 5.10 in the case of the Common Securities Certificates) and registration of transfers and exchanges of Preferred Securities Certificates as herein provided. The Property Trustee shall be the initial Security Registrar. Subject to the other provisions of this Agreement regarding restrictions on transfer, upon surrender for registration of transfer of any Preferred Security Certificate at an office or agency of the Security Registrar designated pursuant to Section 5.08 for such purpose, an Administrative Trustee shall execute, and the Property Trustee shall authenticate and deliver, in the name of the designated transferee or transferees, one or more new Preferred Securities Certificates of any authorized denominations and of a like aggregate Liquidation Preference and bearing such restrictive legends as may be required by this Agreement. At the option of the Holder, and subject to the other provisions of this Section 5.04, Preferred Securities Certificates may be exchanged for other Preferred Securities Certificates of any authorized denomination and of a like Liquidation Preference, upon surrender of the Preferred Securities Certificates to be exchanged at any such office or agency. Whenever any Preferred Securities Certificates are so surrendered for exchange, an Administrative Trustee shall execute, and the Property Trustee shall authenticate and deliver, the Preferred Securities Certificates which the Holder making the exchange is entitled to receive.

         All Preferred Securities Certificates issued upon any registration of transfer or exchange of Preferred Securities Certificates shall be the valid obligations of the Trust, evidencing the same rights, and entitled to the same benefits under this Agreement, as the Preferred Securities Certificates surrendered upon such registration of transfer or exchange.

         Every Preferred Security Certificate presented or surrendered for registration of transfer or for exchange shall (if so requested by the Administrative Trustees or the Security Registrar) be duly endorsed, or be accompanied by a written instrument of transfer in form satisfactory to the Administrative Trustees and the Security Registrar duly executed, by the Holder thereof or such Holder's attorney duly authorized in writing. No service charge shall be made for any registration of transfer or exchange of Preferred Securities Certificates, but the Security Registrar may require payment of a sum sufficient to cover any tax or governmental charge that may be imposed in connection with any transfer or exchange of Preferred Securities Certificates.

         The Property Trustee shall only authenticate Preferred Security Certificates delivered to it by authorized officers of the Security Registrar or an Administrative Trustee specifically for authentication at such time or upon the written order of an Administrative Trustee. The Property Trustee shall be fully protected and shall incur no liability for authenticating any Preferred Security Certificate delivered to it for authentication as aforesaid or in accordance with a written order of an Administrative Trustee.

         (b) Notwithstanding any other provision of this Agreement or the Preferred Securities, but subject to Section 5.15, transfers and exchanges of Preferred Securities Certificates and beneficial interests in a Global Certificate of the kinds specified in this Section 5.04(b) shall be made only in accordance with this Section 5.04(b).

                  (i) Non-Global Certificate to Global Certificate. If the Holder of a Preferred Securities Certificate (other than a Global Certificate) wishes at any time to transfer all or any portion of such Preferred Securities Certificate to a Person who wishes to take delivery thereof in the form of a beneficial interest in a Global Certificate, such transfer may be effected only in accordance with the provisions of this Section 5.04(b)(i) and Section 5.13 and subject to the Applicable Procedures. Upon receipt by the Security Registrar of
         (A) such Preferred Securities Certificate and instructions satisfactory to the Security Registrar directing that a beneficial interest in the Global Certificate of a specified number of Preferred Securities not greater than the number of Preferred Securities represented by such Preferred Securities Certificate be credited to a specified Clearing Agency Participant's account, then the Security Registrar shall cancel such Preferred Securities Certificate (and issue a new Preferred Securities Certificate in respect of any untransferred portion thereof) and increase the aggregate Liquidation Preference of the Global Certificate by the Liquidation Preference represented by such Preferred Securities so transferred as provided in Section 5.11; provided that if a Global Certificate is not then outstanding, an Administrative Trustee on behalf of the Trust may issue and the Property Trustee may authenticate a new Global Certificate equal to the principal amount of such Definitive Preferred Securities Certificates to be so exchanged as provided in Section 5.11.

                  (ii) Non-Global Certificate to Non-Global Certificate. A Preferred Securities Certificate that is not a Global Certificate may be transferred, in whole or in part, to a Person who takes delivery in the form of another Preferred Securities Certificate that is not a Global Certificate as provided in Section 5.04(a).

                  (iii) Global Certificate to Non-Global Certificate. A beneficial interest in a Global Certificate may be exchanged for a Preferred Securities Certificate that is not a Global Certificate only as provided in Section 5.11.

         (c) The Property Trustee and Security Registrar shall have no obligation or duty to monitor, determine or inquire as to compliance with any restrictions on transfer imposed under this Agreement or under applicable law with respect to any transfer of any interest in any Preferred Security (including any transfers between or among Clearing Agency Participants or beneficial owners of interests in any Global Certificate) other than to require delivery of such certificates and other documentation or evidence as are expressly required by, and to do so if and when expressly required by the terms of, this Agreement and the Trust Securities, and to examine the same to determine substantial compliance as to form with the express requirements hereof.

         Section 5.05. Mutilated, Destroyed, Lost Or Stolen Trust Securities Certificates. If (a) any mutilated Trust Securities Certificate shall be surrendered to the Security Registrar, or if the Security Registrar shall receive evidence to its satisfaction of the destruction, loss or theft of any Trust Securities Certificate and (b) there shall be delivered to the Security Registrar and the Administrative Trustees such security or indemnity as may be required by them to save each of them harmless, then in the absence of notice that such Trust Securities Certificate shall have been acquired by a bona fide purchaser, the Administrative Trustees, or any one of them, on behalf of the Trust shall execute and make available for authentication, where applicable, and delivery, in exchange for or in lieu of any such mutilated, destroyed, lost or stolen Trust Securities Certificate, a new Trust Securities Certificate of like denomination. In connection with the issuance of any new Trust Securities Certificate under this Section 5.05, the Security Registrar may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection therewith. Any duplicative Trust Securities Certificate issued pursuant to this Section 5.05 shall constitute conclusive evidence of an undivided beneficial interest in the assets of the Trust, as if originally issued, whether or not the lost, stolen or destroyed Trust Securities Certificate shall be found at any time.

         Section 5.06. Persons Deemed Securityholders. The Property Trustee and the Security Registrar shall treat the Person in whose name any Trust Securities Certificate shall be registered in the Security Register as the owner of such Trust Securities Certificate for the purpose of receiving Distributions and for all other purposes whatsoever, and neither the Property Trustee nor the Security Registrar shall be bound by any notice to the contrary.

         Section 5.07. Access To List Of Securityholders' Names And Addresses. The Administrative Trustees or the Depositor shall furnish or cause to be furnished (unless the Property Trustee is acting as Security Registrar with respect to the Trust Securities under the Agreement) a list, in such form as the Property Trustee may reasonably require, of the names and addresses of the Securityholders as of the most recent record date (a) to the Property Trustee, quarterly at least 5 Business Days before each Distribution Date, and (b) to the Property Trustee, within 30 days after receipt by the Depositor of a request therefor from the Property Trustee in order to enable the Property Trustee to discharge its obligations under this Agreement, in each case to the extent such information is in the possession or control of the Administrative Trustees or the Depositor and is not identical to a previously supplied list or has not otherwise been received by the Property Trustee in its capacity as Security Registrar. The rights of Securityholders to communicate with other Securityholders with respect to their rights under this Agreement or under the Trust Securities, and the corresponding rights of the Trustee shall be as provided in the Trust Indenture Act, except to the extent Section 3819 of the Delaware Business Trust Act would require greater access to such information, in which case the latter shall apply. Each Holder, by receiving and holding a Trust Securities Certificate, and each Owner shall be deemed to have agreed not to hold the Depositor, the Property Trustee or the Administrative Trustees accountable by reason of the disclosure of its name and address, regardless of the source from which such information was derived.

         Section 5.08. Maintenance Of Office Or Agency. The Trust shall maintain in New York, New York an office or offices or agency or agencies where Preferred Securities Certificates may be surrendered for registration of transfer, exchange or conversion and where notices and demands to or upon the Trustees in respect of the Trust Securities Certificates may be served. The Trust initially designates the Security Registrar, Attention: Corporate Trust Administration, as its corporate trust office for such purposes. The Security Registrar shall give prompt written notice to the Property Trustee and to the Securityholders of any change in the location of the Security Register or any such office or agency.

         Section 5.09. Appointment Of Paying Agent. In the event that the Preferred Securities are not in book-entry form only, the Trust shall maintain in New York, New York, an office or agency (the "Paying Agent") where the Preferred Securities may be presented for payment. The Paying Agent shall make Distributions to Securityholders from the Payment Account and shall report the amounts of such Distributions to the Property Trustee and the Administrative Trustees. Any Paying Agent shall have the revocable power to withdraw funds from the Payment Account for the purpose of making the Distributions referred to above. The Administrative Trustees may revoke such power and remove the Paying Agent for any reason, including if such Trustees determine in their sole discretion that the Paying Agent shall have failed to perform its obligations under this Agreement in any material respect. The Property Trustee shall have no duty to monitor or oversee any of the activities of any Paying Agent (other than itself), including but not limited to any withdrawals from the Payment Account, and the Property Trustee shall be fully protected and shall incur no liability in connection with any action or omission of any such Paying Agent. The Paying Agent shall initially be the Property Trustee and any co-paying agent chosen by the Administrative Trustees and the Depositor in their sole discretion. Any Person acting as Paying Agent shall be permitted to resign as Paying Agent upon 30 days' written notice to the Property Trustee and the Depositor. In the event that the Property Trustee shall no longer be the Paying Agent or a successor Paying Agent shall resign or its authority to act be revoked, the Administrative Trustees shall appoint a successor that is reasonably acceptable to the Property Trustee and the Depositor to act as Paying Agent (which shall be a bank or trust company).

Each successor Paying Agent or any additional Paying Agent shall agree with the Trustees that, as Paying Agent, such successor Paying Agent or additional Paying Agent will hold all sums, if any, held by it for payment to the Securityholders in trust for the benefit of the Securityholders entitled thereto until such sums shall be paid to each Securityholder. The Paying Agent shall return all unclaimed funds to the Property Trustee and upon removal of a Paying Agent such Paying Agent shall also return all funds in its possession to the Property Trustee. The provisions of Sections 8.01, 8.03 and 8.06 shall apply to the Property Trustee also in its role as Paying Agent, for so long as the Property Trustee shall act as Paying Agent and, to the extent applicable, to any other paying agent appointed hereunder. Any reference in this Agreement to the Paying Agent shall include any co-paying agent unless the context requires otherwise.

         Section 5.10. Ownership Of Common Securities By Depositor. On the Closing Date and each Option Closing Date, the Depositor shall acquire beneficial and record ownership of the Common Securities. The Depositor agrees at all times to maintain direct or indirect beneficial ownership of the Common Securities, including through beneficial ownership of the Common Securities by an Affiliate of the Depositor. To the fullest extent permitted by law, any attempted transfer of the Common Securities, other than a transfer to an Affiliate of the Depositor or a transfer to certain successors that are permitted pursuant to Article 13 of the Indenture, shall be void. The Administrative Trustees shall cause each Common Securities Certificate issued to the Depositor to contain a legend stating "THIS CERTIFICATE IS NOT TRANSFERABLE EXCEPT AS PROVIDED UNDER APPLICABLE LAW OR THE AMENDED AND RESTATED TRUST AGREEMENT."

         Section 5.11. Global Certificates; Non-Global Certificates; Common Securities Certificate. (a) Pursuant to Section 2.04, on the Closing Date and each Option Closing Date, Preferred Securities will be issued in book-entry form through the execution of one or more permanent Global Certificates in definitive fully registered form delivered to the Clearing Agency or nominee thereof or a custodian therefor and registered in the name of the Clearing Agency or nominee thereof and no Owner will receive a Definitive Preferred Securities Certificate except as provided in Section 5.13. Each Global Certificate authenticated under this Agreement shall be registered in the name of the Clearing Agency designated by the Depositor for such Global Certificate or a nominee thereof and delivered to such Clearing Agency or a nominee thereof or custodian therefor, and each such Global Certificate shall constitute a Preferred Security Certificate for all purposes of this Agreement.

         (b) If a Global Certificate is to be exchanged for one or more Definitive Preferred Securities Certificates or canceled in whole, it shall be surrendered by or on behalf of the Clearing Agency, its nominee or custodian to the Security Registrar, for exchange or cancellation as provided in this Article
5. If any Global Certificate is to be exchanged for Definitive Preferred Securities Certificates or canceled in part, or if a Definitive Preferred Securities Certificate is to be exchanged in whole or in part for a beneficial interest in any Global Certificate, in each case, as provided in Section 5.04, then either (i) such Global Certificate shall be so surrendered for exchange or cancellation as provided in this Article 5 or (ii) the Liquidation Preference thereof shall be reduced or increased by an amount equal to the portion thereof to be so exchanged or canceled, or equal to the Liquidation Preference of such Definitive Preferred Security Certificates to be so exchanged for a beneficial interest therein, as the case may be, by means of an appropriate adjustment made on the records of the Security Registrar, whereupon the Property Trustee, in accordance with the Applicable Procedures, shall instruct the Clearing Agency or its authorized representative to make a corresponding adjustment to its records. If at any time the Holder of a Definitive Preferred Securities Certificate wishes to transfer all or any portion of such Definitive Preferred Securities Certificate to a Person who wishes to take delivery thereof in the form of a beneficial interest in a Global Certificate, as provided in Section 5.04, a Global Certificate is not then outstanding, an Administrative Trustee on behalf of the Trust may issue and the Property Trustee may authenticate a new Global Certificate equal to the Liquidation Preference of such Definitive Preferred Securities Certificates to be so exchanged. Upon any such surrender or adjustment of a Global Certificate, the Property Trustee shall, subject to
Section 5.04 and as otherwise provided in this Article 5, authenticate and deliver any Definitive Preferred Securities Certificates issuable in exchange for such Global Certificate (or any portion thereof) to or upon the order of, and registered in such names as may be directed by, the Clearing Agency or its authorized representative.

         (c) Upon the request of the Property Trustee in connection with the occurrence of any of the events specified in Section 5.11(b), the Depositor shall cause as promptly as practicable to be made available to the Property Trustee a reasonable supply of Definitive Preferred Securities Certificates. The Property Trustee shall be entitled to conclusively rely upon any order, direction or request of the Clearing Agency or its authorized representative which is given or made pursuant to this Article 5 if such order, direction or request is given or made in accordance with the Applicable Procedures.

         (d) Every Preferred Security Certificate authenticated and delivered upon registration of transfer of, or in exchange for or in lieu of, a Global Certificate or any portion thereof, whether pursuant to this Article 5 or otherwise, shall be authenticated and delivered in the form of, and shall be, a Global Certificate, unless such Preferred Security Certificate is registered in the name of a Person other than the Clearing Agency for such Global Certificate or a nominee thereof.

         (e) The Clearing Agency or its nominee, as registered owner of a Global Certificate, shall be the Holder of such Global Certificate for all purposes under the Agreement and the Preferred Securities, and owners of beneficial interests in a Global Certificate shall hold such interests pursuant to the

Applicable Procedures. Accordingly, any such owner's beneficial interest in a Global Certificate will be shown only on, and the transfer of such interest shall be effected only through, records maintained by the Clearing Agency or its nominee or its participants and such owners of beneficial interests in a Global Certificate will not be considered the owner or holders of such Global Certificate for any purpose of this Agreement or the Preferred Securities.

         (f) On the Closing Date and each Option Closing Date, a single Common Securities Certificate representing the Common Securities shall be issued to the Depositor in the form of a definitive Common Securities Certificate.

         Section 5.12. Notices To Clearing Agency. To the extent that a notice or other communication to the Owners is required under this Agreement, unless and until Definitive Preferred Securities Certificates shall have been issued to Owners pursuant to Section 5.13, the Trustees shall give all such notices and communications specified herein to be given to Owners to the Clearing Agency, and shall have no obligations to provide notices directly to the Owners.

         Section 5.13. Definitive Preferred Securities Certificates. Notwithstanding any other provision in this Agreement, no Global Certificate may be exchanged in whole or in part for Definitive Preferred Securities Certificates registered, and no transfer of a Global Certificate in whole or in part may be registered, in the name of any Person other than the Clearing Agency for such Global Certificate or a nominee thereof unless (i) such Clearing Agency
(A) has notified the Property Trustee and the Depositor that it is unwilling or unable to continue as Clearing Agency for such Global Certificate or (B) has ceased to be a clearing agency registered as such under the Exchange Act, and in either case the Trust and the Depositor thereupon fail to appoint a successor Clearing Agency within 90 days, (ii) the Depositor, at its option, notifies the Property Trustee in writing that it elects to cause the issuance of the Preferred Securities in definitive non-global registered certificated form or
(iii) there shall have occurred and be continuing an Event of Default and the Holders of a majority in an aggregate Liquidation Preference of the Outstanding Preferred Securities determine that such Global Certificate will be exchangeable for Definitive Preferred Securities Certificates. In all cases, Definitive Preferred Securities Certificates delivered in exchange for any Global Certificate or beneficial interests therein will be registered in the names, and issued in any approved denominations, requested by or on behalf of the Clearing Agency (in accordance with its customary procedures).

         Section 5.14. Rights Of Securityholders. The legal title to the Trust Property is vested exclusively in the Property Trustee (in its capacity as such) in accordance with Section 2.09, and the Securityholders shall not have any right or title therein other than the undivided beneficial interest in the assets of the Trust conferred by their Trust Securities and they shall have no right to call for any partition or division of property, profits or rights of the Trust except as described below. The Trust Securities shall be personal property giving only the rights specifically set forth therein and in this Agreement. The Trust Securities shall have no preemptive or similar rights and, when issued and delivered to Securityholders against payment of the purchase price therefor and otherwise in accordance with this Agreement, shall be deemed validly issued, fully paid and nonassessable undivided beneficial interests in the assets of the Trust. The Holders of the Trust Securities, in their capacities as such, shall be entitled to the same limitation of personal liability extended to stockholders of private corporations for profit organized under the General Corporation Law of the State of Delaware.

         Section 5.15. Restrictive Legends.

         (a) Every Global Certificate and Certificated Preferred Security that bears or is required to bear the Restricted Securities Legend (the "Restricted Securities") shall be subject to the restrictions on transfer set forth in the Restricted Securities Legend, unless such restrictions on transfer shall be waived by written consent of the Depositor, and the Holder of, or of an interest in, each Restricted Security, by such Owner's acceptance thereof, agrees to be bound by all such restrictions on transfer. As used in this Section 5.15, the term "transfer" encompasses any sale, pledge, loan, transfer or other disposition whatsoever of any Restricted Security.

         (b) Until the expiration of the holding period applicable to sales thereof under Rule 144(k) under the Securities Act (or any successor provision), each Global Certificate and the Certificated Preferred Securities (and all securities issued in exchange therefor or substitution thereof, other than Common Stock, if any, issued upon conversion thereof, which shall bear the legend set forth in Section 2.05(f) of the Indenture, if applicable) shall bear a legend in substantially the following form (the "Restricted Securities Legend"), unless such Preferred Security has been sold pursuant to a registration statement that has been declared effective under the Securities Act (and which continues to be effective at the time of such transfer), unless the Depositor determines otherwise in accordance with applicable law:

         "NONE OF THIS SECURITY, THE DEBENTURES THAT MAY BE ISSUED IN EXCHANGE THEREFOR, THE COMMON STOCK ISSUABLE UPON CONVERSION OF THIS SECURITY OR SUCH DEBENTURES AND THE GUARANTEE OF THIS SECURITY HAS BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"). THE HOLDER HEREOF, BY PURSHASING THIS SECURITY, AGREES FOR THE BENEFIT OF THE COMPANY AND THE TRUST THAT THIS SECURITY MAY NOT BE RESOLD, PLEDGED OR OTHERWISE TRANSFERRED (X) PRIOR TO THE SECOND ANNIVERSARY OF THE ISSUANCE HEREOF (OR A PREDECESSOR SECURITY HERETO) OR (Y) BY ANY HOLDER THAT WAS AN AFFILIATE OF THE COMPANY AT

ANY TIME DURING THE THREE MONTHS PRECEDING THE DATE OF SUCH TRANSFER, IN EITHER CASE, OTHER THAN (1) TO THE COMPANY OR AN AFFILIATE OF THE COMPANY, (2) SO LONG AS THIS SECURITY IS ELIGIBLE FOR RESALE PURSUANT TO RULE 144A UNDER THE SECURITIES ACT ("RULE 144A"), TO A PERSON WHOM THE SELLER REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER TO WHOM NOTICE IS GIVEN THAT THE RESALE, PLEDGE OR OTHER TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A (AS INDICATED BY THE BOX CHECKED BY THE TRANSFEROR ON THE CERTIFICATE OF TRANSFER ON THE REVERSE OF THIS SECURITY), (3) IN AN OFFSHORE TRANSACTION COMPLYING WITH REGULATION S UNDER THE SECURITIES ACT (AS INDICATED BY THE BOX CHECKED BY THE TRANSFEROR ON THE CERTIFICATE OF TRANSFER ON THE REVERSE OF THIS SECURITY), (4) PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT PROVIDED BY RULE 144 (IF APPLICABLE) UNDER THE SECURITIES ACT (AS INDICATED BY THE BOX CHECKED BY THE TRANSFEROR ON THE CERTIFICATE OF TRANSFER ON THE REVERSE OF THIS SECURITY) OR
(5) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT (AS INDICATED BY THE BOX CHECKED BY THE TRANSFEROR ON THE CERTIFICATE OF TRANSFER ON THE REVERSE OF THIS SECURITY), IN EACH CASE, IN ACCORDANCE WITH ANY APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES AND OTHER JURISDICTIONS. THE HOLDER HEREOF, BY PURCHASING THIS SECURITY, REPRESENTS AND AGREES FOR THE BENEFIT OF THE COMPANY AND THE TRUST, AS THE CASE MAY BE, THAT (I) IT IS EITHER
(X) A QUALIFIED INSTITUTIONAL BUYER WITHIN THE MEANING OF RULE 144A OR (Y) A NON-U.S. PERSON AND (II) THE HOLDER WILL, AND EACH SUBSEQUENT HOLDER IS REQUIRED TO, NOTIFY ANY PURCHASER OF THIS SECURITY FROM IT OF THE RESALE RESTRICTIONS REFERRED TO ABOVE. HEDGING TRANSACTIONS INVOLVING SECURITIES SOLD IN RELIANCE ON REGULATION S MAY NOT BE CONDUCTED UNLESS CONDUCTED IN COMPLIANCE WITH THE SECURITIES ACT."

                                   ARTICLE 6
                    ACT OF SECURITYHOLDERS; MEETINGS; VOTING

         Section 6.01. Limitations On Voting Rights. (a) Except as provided in this Section 6.01, in Section 8.09 and 11.02 and in the Indenture and as otherwise required by law, no Holder of Preferred Securities shall have any right to vote or in any manner otherwise control the administration, operation and management of the Trust or the obligations of the parties hereto, nor shall anything herein set forth, or contained in the terms of the Trust Securities Certificates, be construed so as to constitute the Securityholders from time to time as partners or members of an association.

         (b) Subject to Section 8.02 hereof, the Holders of a majority in aggregate Liquidation Preference of the Preferred Securities will have the right to direct the time, method and place of conducting any proceeding for any remedy available to the Property Trustee or to direct the exercise of any trust or power conferred upon the Property Trustee under the Agreement, including the right to direct the Property Trustee to exercise the remedies available to it as a holder of the Debentures but excluding the right to direct the Property Trustee to consent to an amendment, modification or termination of the Indenture (which shall be as provided below). So long as any Debentures are held by the Property Trustee, the Trustees shall not (A) direct the time, method and place of conducting any proceeding for any remedy available to the Debenture Trustee or executing any trust or power conferred on the Debenture Trustee with respect to such Debentures, (B) waive any past default which is waivable under the Indenture, (C) exercise any right to rescind or annul a declaration that the principal of all the Debentures shall be due and payable or (D) consent to any amendment, modification or termination of the Indenture or the Debentures where such consent shall be required, without, in each case, obtaining the prior approval of the Holders of a majority in aggregate Liquidation Preference of all Outstanding Preferred Securities (except in the case of clause (D), which consent, in the event that no Event of Default shall occur and be continuing, shall be of the Holders of a majority in aggregate Liquidation Preference of Preferred Securities and Liquidation Amount of Common Securities, voting together as a single class, unless such modification of the Indenture relates to the subordination of the Debentures and adversely affects the rights of holders of Debentures, in which case such consent shall be of the Holders of two-thirds in aggregate Liquidation Preference of the Preferred Securities); provided, however, that where a consent under the Indenture would require the consent of each holder of Debentures affected thereby, no such consent shall be given by the Property Trustee without the prior written consent of each Holder of the Preferred Securities. The Trustees shall not revoke any action previously authorized or approved by a vote of the Holders of the Preferred Securities, except by a subsequent vote of the Holders of the Preferred Securities. The Property Trustee shall notify all Holders of record of the Preferred Securities of any notice of default received from the Debenture Trustee with respect to the Debentures.

         (c) If any proposed amendment to the Agreement provides for, or the Trustees otherwise propose to effect the dissolution, winding-up or termination of the Trust, other than pursuant to the terms of this Agreement, then the Holders of Outstanding Preferred Securities as a class will be entitled to vote on such amendment or proposal and such amendment or proposal shall not be effective except with the approval of the Holders of a majority in aggregate Liquidation Preference of the Outstanding Preferred Securities.

         Section 6.02. Notice Of Meetings. Notice of all meetings of the Holders of the Preferred Securities, stating the time, place and purpose of the meeting, shall be given by the Property Trustee pursuant to Section 11.08 to each Preferred Securityholder of record, at its registered address, at least 15 days and not more than 90 days before the meeting. At any such meeting, any business properly before the meeting may be so considered whether or not stated in the notice of the meeting. Any adjourned meeting may be held as adjourned without further notice.

         Section 6.03. Meetings Of Preferred Securityholders. (a) No annual meeting of Securityholders is required to be held. The Administrative Trustees, however, shall call a meeting of Securityholders to vote on any matter upon the written request of the Preferred Securityholders of record of 25% of the Preferred Securities (based upon their Liquidation Preference) and the Administrative Trustees or the Property Trustee may, at any time in their discretion, call a meeting of the Holders of Preferred Securities to vote on any matters as to which such Holders are entitled to vote.

         (b) Holders of record of 50% of the Preferred Securities (based upon their Liquidation Preference), present in person or by proxy, shall constitute a quorum at any meeting of Securityholders. If a quorum is present at a meeting, an affirmative vote by the Holders of record of Preferred Securities present, in person or by proxy, holding more than a majority of the Preferred Securities (based upon their Liquidation Preference) held by Holders of record of Preferred Securities present, either in person or by proxy, at such meeting shall constitute the action of the Securityholders, unless this Agreement requires a greater number of affirmative votes.

         Section 6.04. Voting Rights. Securityholders shall be entitled to one vote for each $1,000 of liquidation preference or liquidation amount represented by their Trust Securities in respect of any matter as to which such Securityholders are entitled to vote. Notwithstanding that Holders of Preferred Securities are entitled to vote or consent under any of the circumstances described above, any of the Preferred Securities that are owned at such time by the Depositor, the Administrative Trustees or any Affiliate of the Depositor or any Administrative Trustee shall, for purposes of such vote or consent, be treated as if such Preferred Securities were not Outstanding.

         Section 6.05. Proxies, Etc. At any meeting of Securityholders, any Securityholders entitled to vote thereat may vote by proxy, provided that no proxy shall be voted at any meeting unless it shall have been placed on file with the Administrative Trustees, or with such other officer or agent of the Trust as the Administrative Trustees may direct, for verification prior to the time at which such vote shall be taken. Only Securityholders of record shall be entitled to vote. When Trust Securities are held jointly by several Persons, any one of them may vote at any meeting in person or represented by proxy in respect of such Trust Securities, but if more than one of them shall be present at such meeting in person or by proxy, and such joint owners or their proxies so present disagree as to any vote to be cast, such vote shall not be received in respect of such Trust Securities. A proxy purporting to be executed by or on behalf of a Securityholder shall be deemed valid unless challenged at or prior to its exercise, and the burden of proving invalidity shall rest on the challenger. No proxy shall be valid more than three years after its date of execution.

         Section 6.06. Securityholder Action By Written Consent. Any action which may be taken by Securityholders at a meeting may be taken without a meeting if Securityholders holding more than a majority of all Outstanding Trust Securities (based upon their aggregate Liquidation Preference and Liquidation Amount) entitled to vote in respect of such action (or such larger proportion thereof as shall be required by any express provision of this Agreement) shall consent to the action in writing.

         Section 6.07. Record Date For Voting And Other Purposes. For the purposes of determining the Securityholders who are entitled to notice of and to vote at any meeting or by written consent, or to participate in any Distribution on the Trust Securities in respect of which a record date is not otherwise provided for in this Agreement, or for the purpose of any other action, the Property Trustee may from time to time fix a date, not more than 90 days prior to the date of any meeting of Securityholders or the payment of Distributions or other action, as the case may be, as a record date for the determination of the identity of the Securityholders of record for such purposes.

         Section 6.08. Acts Of Securityholders. (a) Any request, demand, authorization, direction, notice, consent, waiver or other action provided or permitted by this Agreement to be given, made or taken by Securityholders or Owners may be embodied in and evidenced by one or more instruments of substantially similar tenor signed by such Securityholders or Owners in person or by an agent duly appointed in writing; and, except as otherwise expressly provided herein, such action shall become effective when such instrument or instruments are delivered to an Administrative Trustee. Such instrument or instruments (and the action embodied therein and evidenced thereby) are herein sometimes referred to as the "Act" of the Securityholders or Owners signing such instrument or instruments. Proof of execution of any such instrument or of a writing appointing any such agent shall be sufficient for any purpose of this Agreement and (subject to Section 8.01) conclusive in favor of the Trustees, if made in the manner provided in this Section 6.08.

         (b) The fact and date of the execution by any Person of any such instrument or writing may be proved by the affidavit of a witness of such execution or by a certificate of a notary public or other officer authorized by law to take acknowledgments of deeds, certifying that the individual signing such instrument or writing acknowledged to him the execution thereof. Where such execution is by a signer acting in a capacity other than the signer's individual capacity, such certificate or affidavit shall also constitute sufficient proof of the signer's authority. The fact and date of the execution of any such instrument or writing, or the authority of the Person executing the same, may also be proved in any other manner which any Trustee receiving the same deems sufficient. The ownership of Preferred Securities shall be proved by the Security Register.

         (c) Any request, demand, authorization, direction, notice, consent, waiver or other Act of the Securityholder of any Trust Security shall bind every future Securityholder of the same Trust Security and the Securityholder of every Trust Security issued upon the registration of transfer thereof or in exchange therefor or in lieu thereof in respect of anything done, omitted or suffered to be done by the Trustees or the Trust in reliance thereon, whether or not notation of such action is made upon such Trust Security. Without limiting the foregoing, a Securityholder entitled hereunder to take any action hereunder with regard to any particular Trust Security may do so with regard to all or any part of the Liquidation Preference or Liquidation Amount of such Trust Security or by one or more duly appointed agents each of which may do so pursuant to such appointment with regard to all or any part of such Liquidation Preference or Liquidation Amount.

         (d) The Holders of Preferred Securities may vote directly with the Debenture Trustee, pursuant to the Indenture, with or without first directing the action of the Property Trustee pursuant to this Agreement, with respect to
(i) the acceleration of the maturity of the Debentures pursuant to Section 8.01(b) of the Indenture and (ii) the execution of a supplemental indenture pursuant to Section 12.02 of the Indenture.

         (e) Except as set forth in clause (d) above, no Holder of Preferred Securities may institute any action directly against the Depositor under the Indenture unless (i) such Holder shall have given the Property Trustee written notice of the occurrence of an Event of Default and the continuance thereof,
(ii) the Holders of not less than 25% in aggregate Liquidation Preference of the Preferred Securities then Outstanding shall have requested the Property Trustee to institute such action and shall have offered the Property Trustee reasonable indemnification therefor and (iii) the Property Trustee shall not have instituted such action within 90 days of such request.

         (f) Notwithstanding the foregoing, if an Event of Default has occurred and is continuing and such Event of Default is attributable to the failure of the Depositor to pay interest or principal on the Debentures on the date such interest or principal is otherwise payable (or in the case of redemption, on the Redemption Date), then a Holder of Preferred Securities shall have the right to institute a proceeding directly against the Depositor, for enforcement of payment to such Holder of the principal amount of or interest on Debentures having a principal amount equal to the aggregate Liquidation Preference of the Preferred Securities of such Holder after the respective due date specified in the Debentures (a "Direct

Action"). In connection with any such Direct Action, the rights of the Depositor will be subrogated to the rights of any Holder of the Preferred Securities to the extent of any payment made by the Depositor to such Holder of Preferred Securities as a result of such Direct Action.

         (g) A Securityholder may institute a legal proceeding directly against the Depositor under the Guarantee to enforce its rights under the Guarantee without first instituting a legal proceeding against the Guarantee Trustee (as defined in the Guarantee), the Trust or any Person or entity.

         (h) Each Securityholder, by acceptance of a beneficial interest in the Preferred Securities, agrees to treat the Debentures as indebtedness of the Depositor for all United States federal, state and local tax purposes.

         Section 6.09. Inspection Of Records. Upon reasonable prior written notice to the Administrative Trustees and the Property Trustee, the records of the Trust shall be open to inspection by Securityholders during normal business hours for any purpose reasonably related to such Securityholder's interest as a Securityholder.

                                   ARTICLE 7
                         REPRESENTATIONS AND WARRANTIES

         Section 7.01. Representations And Warranties Of The Property Trustee And The Delaware Trustee. The Property Trustee and the Delaware Trustee, each severally on behalf of and as to itself, hereby represents and warrants for the benefit of the Depositor and the Securityholders that (each such representation and warranty made by the Property Trustee and the Delaware Trustee being made only with respect to itself):

         (a) the Property Trustee is a banking corporation duly organized, validly existing and in good standing under the laws of the State of New York;

         (b) the Delaware Trustee is a banking corporation duly organized, validly existing and in good standing under the banking laws of the State of Delaware;

         (c) each of the Property Trustee and the Delaware Trustee has full corporate and, as applicable, trust power, authority and legal right to execute, deliver and perform its obligations under this Agreement and has taken all necessary action to authorize the execution, delivery and performance by it of this Agreement;

         (d) this Agreement has been duly authorized, executed and delivered by each of the Property Trustee and the Delaware Trustee and constitutes the valid and legally binding agreement of the Property Trustee and the Delaware Trustee enforceable against it in accordance with its terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights and to general equity principles;

         (e) the execution, delivery and performance by each of the Property Trustee and the Delaware Trustee of this Agreement have been duly authorized by all necessary corporate or other action on the part of the Property Trustee and the Delaware Trustee and does not require any approval of stockholders of the Property Trustee or the Delaware Trustee and such execution, delivery and performance will not (i) violate either of the Property Trustee's or the Delaware Trustee's charter or by-laws, (ii) to the best of its knowledge without independent investigation, violate any provision of, or constitute, with or without notice or lapse of time, a default under, or result in the creation or imposition of any Lien on any properties included in the Trust Property pursuant to the provisions of any indenture, mortgage, credit agreement, license or other agreement or instrument to which the Property Trustee or the Delaware Trustee is a party or by which it is bound, or (iii) violate any law, governmental rule or regulation of the United States, the State of Delaware or the State of New York, as the case may be, governing the banking, corporate, or trust powers of the Property Trustee or the Delaware Trustee (as appropriate in context) or any order, judgment or decree applicable to the Property Trustee or the Delaware Trustee;

         (f) neither the authorization, execution or delivery by the Property Trustee or the Delaware Trustee of this Agreement nor the consummation of any of the transactions by the Property Trustee or the Delaware Trustee (as appropriate in context) contemplated herein requires the consent or approval of, the giving of notice to, the registration with or the taking of any other action with respect to, any governmental authority or agency under any existing federal law governing the banking, corporate or trust powers of the Property Trustee or the Delaware Trustee, as the case may be, under the laws of the United States, the State of Delaware or the State of New York; and

         (g) there are no proceedings pending or, to the best of each of the Property Trustee's and the Delaware Trustee's knowledge, threatened against or affecting the Property Trustee or the Delaware Trustee in any court or before any governmental authority, agency or arbitration board or tribunal which, individually or in the aggregate, would materially and adversely affect the Trust or would question the right, power and authority of the Property Trustee or the Delaware Trustee, as the case may be, to enter into or perform its obligations as one of the Trustees under this Agreement.

         Section 7.02. Representations And Warranties Of Depositor. The Depositor hereby represents and warrants for the benefit of the Securityholders that:

         (a) the Depositor is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware;

         (b) the Depositor has full corporate authority and legal right to execute, deliver and perform its obligations under this Agreement and has taken all necessary action to authorize the execution, delivery and performance by it of this Agreement;

         (c) this Agreement has been duly authorized, executed and delivered by the Depository and constitutes the valid and legally binding agreement of the Depository enforceable against it in accordance with its terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights and to general equity principles;

         (d) the execution, delivery and performance by the Depository of this Agreement has been duly authorized by all necessary corporate or other action on the part of the Depository and does not require any approval of stockholders of the Depository and such execution, delivery and performance will not (i) violate the Depository's charter or by-laws, (ii) to the best of its knowledge without independent investigation, violate any provision of, or constitute, with or without notice or lapse of time, a default under, or result in the creation or imposition of any Lien on any properties included in the Trust Property pursuant to the provisions of any indenture, mortgage, credit agreement, license or other agreement or instrument to which the Depository is a party or by which it is bound, or (iii) violate any law, governmental rule or regulation of the United States, the State of Delaware or the State of New York, as the case may be, governing the corporate powers of the Depository or any order, judgment or decree applicable to the Depository;

         (e) neither the authorization, execution or delivery by the Depository of this Agreement nor the consummation of any of the transactions by the Depository contemplated herein requires the consent or approval of, the giving of notice to, the registration with or the taking of any other action with respect to, any governmental authority or agency under any existing federal law governing the corporate powers of the Depository under the laws of the United States, the State of Delaware or the State of New York;

         (f) there are no proceedings pending or, to the best of the Depository's knowledge, threatened against or affecting the Depository in any court or before any governmental authority, agency or arbitration board or tribunal which, individually or in the aggregate, would materially and adversely affect the Trust or would question the right, power and authority of the Depository to enter into or perform its obligations under this Agreement;

         (g) the Trust Securities Certificates issued on the Closing Date and each Option Closing Date on behalf of the Trust have been duly authorized and will have been duly and validly executed, issued and delivered by the Trustees pursuant to the terms and provisions of, and in accordance with the requirements of, this Agreement and the Securityholders will be, as of such date, entitled to the benefits of this Agreement; and

         (h) there are no taxes, fees or other governmental charges payable by the Trust (or the Trustees on behalf of the Trust) under the laws of the State of Delaware or any political subdivision thereof in connection with the execution, delivery and performance by the Property Trustee or the Delaware Trustee, as the case may be, of this Agreement.

                                   ARTICLE 8
                                  THE TRUSTEES

         Section 8.01. Certain Duties And Responsibilities. (a) The duties and responsibilities of the Trustees shall be as provided by this Agreement and, in the case of the Property Trustee, also by the Trust Indenture Act. The Property Trustee, before the occurrence of any Event of Default and after the curing or waiving of all Events of Default that may have occurred, shall undertake to perform only such duties and obligations as are specifically set forth in this Agreement and the Trust Indenture Act and no implied covenants, duties or obligations shall be read into this Agreement against the Property Trustee. In case an Event of Default has occurred (that has not been cured or waived pursuant to Section 8.02) of which a Responsible Officer of the Property Trustee has actual knowledge, the Property Trustee shall exercise such rights and powers vested in it by this Agreement and the Trust Indenture Act, and use the same degree of care and skill in its exercise, as a prudent individual would exercise or use under the circumstances in the conduct of his or her own affairs. Notwithstanding the foregoing, no provision of this Agreement shall require the Trustees to expend or risk their own funds or otherwise incur any financial liability in the performance of any of their duties hereunder, or in the exercise of any of their rights or powers, if they shall have reasonable grounds for believing that repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it. Whether or not therein expressly so provided, every provision of this Agreement relating to the conduct or affecting the liability of or affording protection to the Trustees shall be subject to the provisions of this Section 8.01. No Trustee shall be liable, responsible or accountable in damages or otherwise to the Trust, any Holder of Trust Securities or any officer, director, shareholder, employee, representative or agent of the Trust or its Affiliates for any loss, damage or claim incurred by reason of any act or omission performed or omitted by such Trustee in good faith on behalf of the Trust and in a manner such Trustee reasonably believed to be within the scope of authority conferred on such Trustee by this Agreement, except that a Trustee shall be liable for any such loss, damage or claim incurred by reason of such Trustee's gross negligence (or, in the case of the Property Trustee, negligence) or willful misconduct with respect to such acts or omissions. To the extent that, at law or in equity, an Administrative Trustee has duties (including fiduciary duties) and liabilities relating thereto to the Trust or to the Securityholders, such Administrative Trustee shall not be liable to the Trust or to any Securityholder for such Administrative Trustee's good faith reliance on the provisions of this Agreement or advice of counsel. The provisions of this Agreement, to the extent that they restrict the duties and liabilities of the Administrative Trustees otherwise existing at law or in equity, are agreed by the Depositor and the Securityholders to replace such other duties and liabilities of the Administrative Trustees.

         (b) All payments made by the Property Trustee or a Paying Agent in respect of the Trust Securities shall be made only from the revenue and proceeds from the Trust Property and only to the extent that there shall be sufficient revenue or proceeds from the Trust Property to enable the Property Trustee or a Paying Agent to make payments in accordance with the terms hereof. Each Securityholder, by its acceptance of a Trust Security, agrees that it will look solely to the revenue and proceeds from the Trust Property to the extent legally available for distribution to it as herein provided and that the Trustees are not personally liable to it for any amount distributable in respect of any Trust Security or for any other liability in respect of any Trust Security. This
Section 8.01(b) does not limit the liability of the Trustees expressly set forth elsewhere in this Agreement or, in the case of the Property Trustee, in the Trust Indenture Act.

         (c) No provision of this Agreement shall be construed to relieve the Property Trustee from liability for its own negligent action, its own negligent failure to act, or its own willful misconduct, except that:

                  (i) the Property Trustee shall not be liable for any error of judgment made in good faith by an authorized officer of the Property Trustee, unless it shall be proved that the Property Trustee was negligent in ascertaining the pertinent facts;

                  (ii) the Property Trustee shall not be liable with respect to any action taken, suffered or omitted to be taken by it in good faith in accordance with the direction of the Holders of a majority in Liquidation Preference and Liquidation Amount of the Trust Securities relating to the time, method and place of conducting any proceeding for any remedy available to the Property Trustee, or exercising any trust or power conferred upon the Property Trustee under this Agreement;

                  (iii) the Property Trustee's sole duty with respect to the custody, safekeeping and physical preservation of the Debentures and the Payment Account shall be to deal with such property as trust assets, subject to the protections and limitations on liability afforded to the Property Trustee under this Agreement and the Trust Indenture Act;

                  (iv) the Property Trustee shall not be liable for any interest on any money received by it except as it may otherwise agree in writing with the Depositor and money held by the Property Trustee need not be segregated from other funds held by it except in relation to the Payment Account maintained by the Property Trustee pursuant to Section
         3.01 and except to the extent otherwise required by law; and

                  (v) neither the Property Trustee nor the Administrative Trustees shall be responsible for monitoring each other's compliance or the compliance of the Depositor with their respective duties under this Agreement, nor shall the Property Trustee or the Administrative Trustees be liable for each other's default or misconduct or that of the Depositor.

         Section 8.02. Notice Of Defaults. (a) Within ten days after the occurrence of any Event of Default actually known to a Responsible Officer of the Property Trustee involved in the administration of this Agreement, the Property Trustee shall transmit, in the manner and to the extent provided in
Section 11.08, notice of such Event of Default to the Holders of Preferred Securities, the Administrative Trustees and the Depositor, unless such Event of Default shall have been cured or waived, provided that, except for a default in the payment of principal of (or premium, if any) or interest on any of the Debentures, the Property Trustee shall be protected in withholding such notice if and so long as a trust committee of directors and/or Responsible Officers of the Property Trustee in good faith determines that the withholding of such notice is in the interests of the Holders of the Preferred Securities.

         (b) Within ten days after the receipt of notice of the Depositor's exercise of its right to extend the interest payment period for the Debentures pursuant to the Indenture, the Property Trustee shall transmit, in the manner and to the extent provided in Section 11.08, notice of such exercise to the Securityholders, unless such exercise shall have been revoked.

         (c) The Holders of a majority in Liquidation Preference of Preferred Securities may, by vote, on behalf of the Holders of all of the Preferred Securities, waive any Event of Default in respect of the Preferred Securities and its consequences, provided that, if the underlying Debenture Event of
Default:

                  (i) is not waivable under the Indenture, the Event of Default under the Agreement shall also not be waivable; or

                  (ii) requires the consent or vote of greater than a majority in principal amount of the holders of the Debentures (a "Super Majority") to be waived under the Indenture, the Event of Default under the Agreement may only be waived by the vote of the Holders of the same proportion in Liquidation Preference of the Preferred Securities that the relevant Super Majority represents of the aggregate principal amount of the Debentures outstanding.



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

         The provisions of Section 6.01(b) and this Section 8.02(c) shall be in lieu of Section 316(a)(1)(B) of the Trust Indenture Act and such Section 316(a)(1)(B) of the Trust Indenture Act is hereby expressly excluded from this Agreement and the Preferred Securities, as permitted by the Trust Indenture Act. Upon such waiver, any such default shall cease to exist, and any Event of Default with respect to the Preferred Securities arising therefrom shall be deemed to have been cured, for every purpose of this Agreement, but no such waiver shall extend to any subsequent or other default or an Event of Default with respect to the Preferred Securities or impair any right consequent thereon. Any waiver by the Holders of the Preferred Securities of an Event of Default with respect to the Preferred Securities shall also be deemed to constitute a waiver by the Holders of the Common Securities of any such Event of Default with respect to the Common Securities for all purposes of this Agreement without any further act, vote, or consent of the Holders of the Common Securities.

         (d) The Holders of a majority in Liquidation Amount of the Common Securities may, by vote, on behalf of the Holders of all of the Common Securities, waive any Event of Default with respect to the Common Securities and its consequences, provided that, if the underlying Debenture Event of Default:

                  (i) is not waivable under the Indenture, except where the Holders of the Common Securities are deemed to have waived such Event of Default under the Agreement as provided below in this Section 8.02(d), the Event of Default under the Agreement shall also not be waivable; or

                  (ii) requires the consent or vote of a Super Majority to be waived, except where the Holders of the Common Securities are deemed to have waived such Event of Default under the Agreement as provided below in this Section 8.02(d), the Event of Default under the Agreement may only be waived by the vote of the Holders of the same proportion in Liquidation Amount of the Common Securities that the relevant Super Majority represents of the aggregate principal amount of the Debentures outstanding;

provided further, that each Holder of Common Securities will be deemed to have waived any such Event of Default and all Events of Default with respect to the Common Securities and its consequences until all Events of Default with respect to the Preferred Securities have been cured, waived or otherwise eliminated, and until such Events of Default have been so cured, waived or otherwise eliminated, the Property Trustee will be deemed to be acting solely on behalf of the Holders of the Preferred Securities and only the Holders of the Preferred Securities will have the right to direct the Property Trustee in accordance with the terms of the Securities. The provisions of Section 6.01(b) and this Section 8.02(d) shall be in lieu of Section 316(a)(1)(B) of the Trust Indenture Act and such
Section 316(a)(1)(B) of the Trust Indenture Act is hereby expressly excluded from this Agreement and the Common Securities, as permitted by the Trust Indenture Act.

Subject to the foregoing provisions of this Section 8.02(d), upon such waiver, any such default shall cease to exist and any Event of Default with respect to the Common Securities arising therefrom shall be deemed to have been cured for every purpose of this Agreement, but no such waiver shall extend to any subsequent or other default or Event of Default with respect to the Common Securities or impair any right consequent thereon.

         (e) A waiver of a Debenture Event of Default under the Indenture by the Property Trustee at the written direction of the Holders of the Preferred Securities constitutes a waiver of the corresponding Event of Default under this Agreement. The foregoing provisions of this Section 8.02(e) shall be in lieu of
Section 316(a)(1)(B) of the Trust Indenture Act and such Section 316(a)(1)(B) of the Trust Indenture Act is hereby expressly excluded from this Agreement and the Preferred Securities, as permitted by the Trust Indenture Act.

         Section 8.03. Certain Rights Of Property Trustee. (a) Subject to the provisions of Section 8.01:

                  (i) the Property Trustee may conclusively rely and shall be fully protected in acting or refraining from acting in good faith upon any resolution, Opinion of Counsel, certificate, written representation of a Holder or transferee, certificate of auditors or any other certificate, statement, instrument, opinion, report, notice, request, consent, order, appraisal, bond, debenture, note, other evidence of indebtedness or other paper or document (whether in its original or facsimile form) reasonably believed by it to be genuine and to have been signed or presented by the proper party or parties;

                  (ii) if no Event of Default has occurred and is continuing and, (i) in performing its duties under this Agreement the Property Trustee is required to decide between alternative courses of action or
         (ii) in construing any of the provisions in this Agreement the Property Trustee finds the same ambiguous or inconsistent with any other provisions contained herein or (iii) the Property Trustee is unsure of the application of any provision of this Agreement, then, except as to any matter as to which the Holders of Preferred Securities are entitled to vote under the terms of this Agreement, the Property Trustee shall deliver a notice to the Depositor requesting written instructions of the Depositor as to the course of action to be taken and the Property Trustee shall take such action, or refrain from taking such action, as the Property Trustee shall be instructed in writing to take, or to refrain from taking, by the Depositor; provided, however that if the Property Trustee does not receive such instructions of the Depositor within ten Business Days after it has delivered such notice, or such reasonably shorter period of time set forth in such notice (which to the extent practicable shall not be less than two Business Days), it may, but shall be under no duty to, take or refrain from taking such action not inconsistent with this Agreement as it shall deem necessary, in which event the Property Trustee shall have no liability except for its own bad faith, negligence or willful misconduct;

                  (iii) any direction or act of the Depositor or the Administrative Trustees contemplated by this Agreement shall be sufficiently evidenced by an Officers' Certificate;

                  (iv) whenever in the administration of this Agreement, the Property Trustee shall deem it desirable that a matter be established before undertaking, suffering or omitting any action hereunder, the Property Trustee (unless other evidence is herein specifically prescribed) may, in the absence of bad faith on its part, request and conclusively rely upon an Officers' Certificate and an Opinion of Counsel which, upon receipt of such request, shall be promptly delivered by the Depositor or the Administrative Trustees;

                  (v) the Property Trustee shall have no duty to accomplish any recording, filing or registration of any instrument (including any financing or continuation statement or any filing under tax or securities laws) or any rerecording, refiling or reregistration thereof;

                  (vi) the Property Trustee may consult with counsel of its selection (which counsel may be counsel to the Depositor or any of its Affiliates, and may include any of its employees) and the advice of such counsel or any Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken, suffered or omitted by it hereunder in good faith and in reliance thereon and in accordance with such advice; and the Property Trustee shall have the right at any time, upon prior notice to the Depositor, to seek instructions concerning the administration of this Agreement from any court of competent jurisdiction;

                  (vii) the Property Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Agreement at the request or direction of any of the Securityholders pursuant to this Agreement, unless such Securityholders shall have offered to the Property Trustee reasonable security or indemnity satisfactory to it against the costs, expenses and liabilities which might be incurred by it in compliance with such request or direction;

                  (viii) the Property Trustee shall not be bound to make any investigation into the facts or matters stated in any resolutions, certificate, statement, instrument, opinion, report, notice, request, consent, order, approval, bond, debenture, note or other evidence of indebtedness or other paper or document, unless requested in writing to do so by Holders of record of 25% or more of the Preferred Securities (based upon their

         Liquidation Preference), but the Property Trustee may make such further inquiry or investigation into such facts or matters as it may see fit at the expense of the Depositor and shall incur no liability of any kind by reason of such inquiry or investigation;

                  (ix) the Property Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through its agents or attorneys or an Affiliate, and shall not be responsible for the negligence, misconduct or bad faith with respect to the actions or inaction of any agent or attorney appointed with due care by it hereunder;

                  (x) whenever in the administration of this Agreement the Property Trustee shall deem it desirable to receive instructions with respect to enforcing any remedy or right or taking any other action hereunder, the Property Trustee (A) may request instructions from the Holders of the Trust Securities, which instructions may only be given by the Holders of the same proportion in Liquidation Preference or Liquidation Amount of the Trust Securities as would be entitled to direct the Property Trustee under the terms of the Trust Securities in respect of such remedy, right or action, (B) may refrain from enforcing such remedy or right or taking such other action until such instructions are received, and (C) shall be protected in acting in accordance with such instructions;

                  (xi) except as otherwise expressly provided by this Agreement, the Property Trustee shall not be under any obligation to take any action that is discretionary under the provisions of this Agreement;

                  (xii) the Property Trustee shall not be liable for any action taken, suffered, or omitted to be taken by it in good faith and reasonably believed by it to be authorized or within the discretion or rights or powers conferred upon it by this Agreement;

                  (xiii) the Property Trustee shall not be deemed to have notice of any Default or Event of Default unless a Responsible Officer of the Property Trustee has actual knowledge thereof or unless written notice of any event which is in fact such a default is received by the Property Trustee at the Corporate Trust Office of the Property Trustee, and such notice references the Trust Securities and this Agreement;

                  (xiv) the rights, privileges, protections, immunities and benefits given to the Property Trustee, including, without limitation, its right to be indemnified, are extended to, and shall be enforceable by, the Property Trustee in each of its capacities hereunder, and each agent, custodian and other Person employed to act hereunder, and

                  (xv) the Property Trustee may request that the Depositor deliver an Officers' Certificate setting forth the names of individuals and/or titles




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

         of officers authorized at such time to take specified actions pursuant to this Agreement, which Officers' Certificate may be signed by any person authorized to sign an Officers' Certificate, including any person specified as so authorized in any such certificate previously delivered and not superseded.

         (b) No provision of this Agreement shall be deemed to impose any duty or obligation on the Property Trustee to perform any act or acts or exercise any right, power, duty or obligation conferred or imposed on it, in any jurisdiction in which it shall be illegal, or in which the Property Trustee shall be unqualified or incompetent in accordance with applicable law, to perform any such act or acts, or to exercise any such right, power, duty or obligation. No permissive power or authority available to the Property Trustee shall be construed to be a duty.

         Section 8.04. Not Responsible For Recitals Or Issuance Of Securities. The recitals contained herein and in the Trust Securities Certificates shall not be taken as the statements of the Trustees, and the Trustees do not assume any responsibility for their correctness. The Trustees shall not be accountable for the use or application by the Depositor of the proceeds of the Debentures.

         Section 8.05. May Hold Securities. Except as provided in the definition of the term "Outstanding" in Article 1, any Trustee or any other agent of any Trustee or the Trust, in its individual or any other capacity, may become the owner or pledgee of Trust Securities and, subject to Section 8.08 and 8.12, may otherwise deal with the Trust with the same rights it would have if it were not a Trustee or such other agent.

         Section 8.06. Compensation; Indemnity; Fees. The Depositor agrees:

         (a) to pay the Trustees from time to time such compensation for all services rendered by them hereunder as the parties shall agree from time to time in writing (which compensation shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust);

         (b) except as otherwise expressly provided herein, to reimburse the Trustees upon request for all reasonable expenses, disbursements and advances incurred or made by the Trustees in accordance with any provision of this Agreement (including the reasonable compensation and the expenses and disbursements of its agents and counsel), except any such expense, disbursement or advance determined by a court of competent jurisdiction to have been caused by its own negligence or willful misconduct;

         (c) to the fullest extent permitted by applicable law, to fully indemnify and hold harmless (i) each Trustee, (ii) any Affiliate of any Trustee,
(iii) any officer, director, shareholder, employee, representative or agent of any Trustee, and (iv) any employee or agent of the Trust or its Affiliates (referred to herein as an "Indemnified Person") from and against any and all loss, damage, liability,



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

tax, penalty, expense (including legal fees and expenses) or claim of any kind or nature whatsoever incurred by such Indemnified Person by reason of the creation, administration, operation or termination of the Trust or any act or omission performed or omitted by such Indemnified Person in good faith pursuant to this Agreement and in a manner such Indemnified Person reasonably believed to be within the scope of authority conferred on such Indemnified Person by this Agreement, including the costs and expenses of defending itself against any claim or liability in connection with the exercise or performance of any of its powers or duties hereunder, except that no Indemnified Person shall be entitled to be indemnified in respect of any loss, damage or claim determined by a court of competent jurisdiction to have been caused by such Indemnified Person's own negligence or willful misconduct with respect to such acts or omissions (or, in the case of the Administrative Trustees and the Delaware Trustee, any such loss, damage or claim as may be attributable to its, his or her gross negligence or willful misconduct); and

         (d) no Trustee may claim any lien or charge on any Trust Property as a result of any amount due pursuant to this Section 8.06.

         The provisions of this Section 8.06 shall survive the termination of the Agreement.

         Section 8.07. Property Trustee Required; Eligibility Of Trustees. (a) There shall at all times be a Property Trustee hereunder with respect to the Trust Securities. The Property Trustee shall be a Person that is eligible pursuant to the Trust Indenture Act to act as such, shall not be an Affiliate of the Depositor and shall have a combined capital and surplus of at least $50,000,000. If any such Person publishes reports of condition at least annually, pursuant to law or to the requirements of its supervising or examining authority, then for the purposes of this Section 8.07, the combined capital and surplus of such Person shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. If at any time the Property Trustee with respect to the Trust Securities shall cease to be eligible in accordance with the provisions of this Section 8.07, it shall resign immediately in the manner and with the effect hereinafter specified in this Article.

         (b) There shall at all times be one or more Administrative Trustees hereunder with respect to the Trust Securities. Each Administrative Trustee shall be either a natural person who is at least 21 years of age or a legal entity that shall act through one or more persons authorized to bind that entity.

         (c) There shall at all times be a Delaware Trustee with respect to the Trust Securities. The Delaware Trustee shall be either (i) a natural person who is at least 21 years of age and a resident of the State of Delaware or (ii) a legal entity with its principal place of business in the State of Delaware and that otherwise meets the requirements of applicable Delaware law that shall act through one or more persons authorized to bind such entity.



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

         Section 8.08. Conflicting Interests; Guarantee Described. (a) If the Property Trustee has or shall acquire a conflicting interest within the meaning of the Trust Indenture Act, the Property Trustee shall either eliminate such interest or resign, to the extent and in the manner provided by, and subject to the provisions of, the Trust Indenture Act and this Agreement.

         (b) The Guarantee shall be deemed to be specifically described in this Agreement for purposes of clause (i) of the first provision contained in Section 310(b) of the Trust Indenture Act.

         Section 8.09. Resignation And Removal; Appointment Of Successor. Subject to Sections 8.09(b) and 8.09(c), any Trustee (the "Relevant Trustee") may be appointed or removed without cause at any time:

                  (i) until the issuance of any Trust Securities, by written instrument executed by the Depositor; and

                  (ii) after the issuance of any Securities, by vote of the Holders of a majority in Liquidation Amount of the Common Securities voting as a class.

         (b) The Trustee that acts as Property Trustee shall not be removed in accordance with Section 8.09(a) until a successor possessing the qualifications to act as a Property Trustee under Section 8.07 (a "Successor Property Trustee") has been appointed and has accepted such appointment by instrument executed by such Successor Property Trustee and delivered to the Trust, the Depositor and the removed Property Trustee.

         (c) The Trustee that acts as Delaware Trustee shall not be removed in accordance with Section 8.09(a) until a successor possessing the qualifications to act as Delaware Trustee under Section 8.07 (a "Successor Delaware Trustee") has been appointed, has accepted such appointment by instrument executed by such Successor Delaware Trustee and delivered to the Trust, the Depositor and the removed Delaware Trustee and the Successor Delaware Trustee has caused to be filed an amendment to the Certificate of Trust as required by the Delaware Business Trust Act.

         (d) A Trustee appointed to office shall hold office until his, her or its successor shall have been appointed or until his, her or its death, removal, resignation, dissolution or liquidation. Any Trustee may resign from office (without need for prior or subsequent accounting) by an instrument in writing signed by the Trustee and delivered to the Depositor and the Trust, which resignation shall take effect upon such delivery or upon such later date as is specified therein; provided, however that:

                  (i) No such resignation of the Trustee that acts as the Property Trustee shall be effective:



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

                        (A) until a Successor Property Trustee has been
                  appointed and has accepted such appointment by instrument executed by such Successor Property Trustee and delivered to the Trust, the Depositor and the resigning Property Trustee; or

                        (B) until the assets of the Trust have been completely
                  liquidated and the proceeds thereof distributed to the Holders of the Trust Securities; and

                  (ii) no such resignation of the Trustee that acts as the Delaware Trustee shall be effective until a Successor Delaware Trustee has been appointed and has accepted such appointment by instrument executed by such Successor Delaware Trustee and delivered to the Trust, the Depositor and the resigning Delaware Trustee.

         (e) The Holders of the Common Securities shall use their best efforts promptly to appoint a Successor Property Trustee or Successor Delaware Trustee, as the case may be, if the Property Trustee or the Delaware Trustee delivers an instrument of resignation in accordance with Section 8.09(d).

         (f) If no Successor Property Trustee or Successor Delaware Trustee shall have been appointed and accepted appointment as provided in this Section
8.09 within 60 days after delivery pursuant to this Section 8.09 of an instrument of resignation or removal, the Property Trustee or Delaware Trustee resigning or being removed, as applicable, may petition, at the expense of the Depositor, any court of competent jurisdiction for appointment of a Successor Property Trustee or Successor Delaware Trustee. Such court may thereupon, after prescribing such notice, if any, as it may deem proper, appoint a Successor Property Trustee or Successor Delaware Trustee, as the case may be.

         (g) No Property Trustee or Delaware Trustee shall be liable for the acts or omissions to act of any Successor Property Trustee or Successor Delaware Trustee, as the case may be.

         (h) The Property Trustee shall give notice of each resignation and each removal of a Trustee and each appointment of a successor Trustee to all Securityholders in the manner provided in Section 11.08 and shall give notice to the Depositor. Each notice shall include the name of the successor Relevant Trustee and the address of its Corporate Trust Office if it is the Property Trustee.

         (i) Notwithstanding the foregoing or any other provision of this Agreement, in the event any Administrative Trustee or a Delaware Trustee who is a natural person dies or becomes, solely in the opinion of the Depositor, incompetent or incapacitated, the vacancy created by such death, incompetence or incapacity may be filled by (i) the unanimous act of the remaining Administrative Trustees if there are at least two of them or (ii) otherwise by the Depositor (with the successor in each case being a Person who satisfies the eligibility requirement




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

for Administrative Trustees or the Delaware Trustee, as the case may be, set forth in Section 8.07).

         (j) The indemnity provided to a Trustee under Section 8.06 shall survive any Trustee's resignation or removal and the termination of this Agreement.

         Section 8.10. Acceptance Of Appointment By Successor. (a) In case of the appointment hereunder of a successor Trustee, such successor Trustee so appointed shall execute, acknowledge and deliver to the Trust and to the retiring Trustee an instrument accepting such appointment, and thereupon the resignation or removal of the retiring Trustee shall become effective and such successor Trustee, without any further act, deed or conveyance, shall become vested with all the rights, powers, trusts and duties of the retiring Trustee; but, on the request of the Depositor or the successor Trustee, such retiring Trustee shall, upon payment of its charges, execute and deliver an instrument transferring to such successor Trustee all the rights, powers and trusts of the retiring Trustee and if the Property Trustee is the resigning Trustee shall duly assign, transfer and deliver to the successor Trustee all property and money held by such retiring Property Trustee hereunder.

         (b) In case of the appointment hereunder of a successor Relevant Trustee, the retiring Relevant Trustee and each successor Relevant Trustee shall execute and deliver an amendment hereto wherein each successor Relevant Trustee shall accept such appointment and which shall contain such provisions as shall be necessary or desirable to transfer and confirm to, and to vest in, each successor Relevant Trustee all the rights, powers, trusts and duties of the retiring Relevant Trustee and upon the execution and delivery of such amendment the resignation or removal of the retiring Relevant Trustee shall become effective to the extent provided therein and each such successor Relevant Trustee, without any further act, deed or conveyance, shall become vested with all the rights, powers, trusts and duties of the retiring Relevant Trustee; but, on request of the Trust or any successor Relevant Trustee, such retiring Relevant Trustee shall duly assign, transfer and deliver to such successor Relevant Trustee all Trust Property, all proceeds thereof and money held by such retiring Relevant Trustee hereunder.

         (c) Upon request of any such successor Relevant Trustee, the Trust shall execute any and all instruments for more fully and certainly vesting in and confirming to such successor Relevant Trustee all such rights, powers and trusts referred to in Sections 8.10(a) or 8.10(b), as the case may be.

         (d) No successor Relevant Trustee shall accept its appointment unless at the time of such acceptance such successor Relevant Trustee shall be qualified and eligible under this Article.

         Section 8.11. Merger, Conversion, Consolidation Or Succession To Business. Any Person into which the Property Trustee, the Delaware Trustee or



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

any Administrative Trustee that is not a natural person may be merged or converted or with which it may be consolidated, or any Person resulting from any merger, conversion or consolidation to which such Relevant Trustee shall be a party, or any Person succeeding to all or substantially all the corporate trust business of such Relevant Trustee, shall be the successor of such Relevant Trustee hereunder, provided such Person shall be otherwise qualified and eligible under this Article, without the execution or filing of any paper or any further act on the part of any of the parties hereto; provided, however, the Delaware Trustee shall cause to be filed an amendment to the Certificate of Trust as required by the Delaware Business Trust Act.

         Section 8.12. Preferential Collection Of Claims Against Depositor Or Trust. If and when the Property Trustee shall be or become a creditor of the Depositor or the Trust (or any other obligor upon the Debentures or the Trust Securities), the Property Trustee shall be subject to and shall take all actions necessary in order to comply with the provisions of the Trust Indenture Act regarding the collection of claims against the Depositor or Trust (or any such other obligor).

         Section 8.13. Reports By Property Trustee. To the extent required by the Trust Indenture Act, within 60 days after June 15 of each year commencing with June 15, 2002 the Property Trustee shall transmit to all Securityholders in accordance with Section 11.08 and to the Depositor, a brief report dated as of such June 15 with respect to:

                  (i) its eligibility under Section 8.07 or, in lieu thereof, if to the best of its knowledge it has continued to be eligible under said Section, a written statement to such effect;

                  (ii) a statement that the Property Trustee has complied with all of its obligations under this Agreement during the twelve-month period (or, in the case of the initial report, the period since the Closing Date) ending with such June 15 or, if the Property Trustee has not complied in any material respects with such obligations, a description of such noncompliance; and

                  (iii) any change in the property and funds in its possession as Property Trustee since the date of its last report and any action taken by the Property Trustee in the performance of its duties hereunder which it has not previously reported and which in its opinion materially affects the Trust Securities.

         (b) In addition, the Property Trustee shall transmit to Securityholders such reports concerning the Property Trustee and its actions under this Agreement as may be required pursuant to the Trust Indenture Act at the times and in the manner provided pursuant thereto.



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

         (c) A copy of such report shall, at the time of such transmissions to Holders, be filed by the Property Trustee with each national securities exchange or self-regulatory organization upon which the Trust Securities are listed, with the Commission and with the Depositor.

         Section 8.14. Reports To The Property Trustee. The Depositor and the Administrative Trustees on behalf of the Trust shall provide to the Property Trustee such documents, reports and information as required by Section 314 of the Trust Indenture Act (if any) and the compliance certificate required by
Section 314(a) of the Trust Indenture Act in the form, in the manner and at the times required by Section 314 of the Trust Indenture Act. Delivery of such reports, information and documents to the Property Trustee is for informational purposes only and the Property Trustee's receipt of such shall not constitute constructive notice of any information contained therein or determinable from information contained therein, including the Depositor's compliance with any of its covenants hereunder (as to which the Property Trustee is entitled to rely exclusively on Officers' Certificates).

         Section 8.15. Evidence Of Compliance With Conditions Precedent. Each of the Depositor and the Administrative Trustees on behalf of the Trust shall provide to the Property Trustee such evidence of compliance with any conditions precedent, if any, provided for in this Agreement that relate to any of the matters set forth in Section 314(c) of the Trust Indenture Act. Any certificate or opinion required to be given by an officer pursuant to Section 314(c)(1) of the Trust Indenture Act shall be given in the form of an Officers' Certificate.

         Section 8.16. Number Of Trustees. (a) The number of Trustees shall be five, provided that the Holder of all of the Common Securities by written instrument may increase or decrease the number of Administrative Trustees. The Property Trustee and the Delaware Trustee may be the same Person.

         (b) If a Trustee ceases to hold office for any reason and the number of Administrative Trustees is not reduced pursuant to Section 8.16(a), or if the number of Trustees is increased pursuant to Section 8.16(a), a vacancy shall occur.

         (c) The death, resignation, retirement, removal, bankruptcy, incompetence or incapacity to perform the duties of a Trustee shall not operate to annul the Trust.

         Section 8.17. Delegation Of Power. (a) Any Administrative Trustee may, by power of attorney consistent with applicable law, delegate to any other natural person over the age of 21 his or her power for the purpose of executing any documents contemplated in Section 2.07(a), including any registration statement or amendment thereof filed with the Commission, or making any other governmental filing.



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

         (b) The Administrative Trustees shall have power to delegate from time to time to such of their number or to the Depositor the doing of such things and the execution of such instruments either in the name of the Trust or the names of the Administrative Trustees or otherwise as the Administrative Trustees may deem expedient, to the extent such delegation is not prohibited by applicable law or contrary to the provisions of the Trust, as set forth herein.

         Section 8.18. Appointment Of Administrative Trustees. (a) The Administrative Trustees shall initially be Martina Hund-Mejean, an individual, William R. Carapezzi, an individual and Kevin G. DaSilva, an individual, and their successors shall be appointed by the Holders of a majority in Liquidation Amount of the Common Securities. Any Administrative Trustee may resign or be removed by the Holders of a majority in Liquidation Amount of the Common Securities at any time. Upon any resignation or removal, the Depositor shall appoint a successor Administrative Trustee. If at any time there is no Administrative Trustee, the Property Trustee or any Holder who has been a Holder of Trust Securities for at least six months may petition any court of competent jurisdiction for the appointment of one or more Administrative Trustees.

         (b) Whenever a vacancy in the number of Administrative Trustees shall occur, until such vacancy is filled by the appointment of an Administrative Trustee in accordance with this Section 8.18 or Section 8.09, the Administrative Trustees in office, regardless of their number (and not withstanding any other provision of this Agreement), shall have all the powers granted to the Administrative Trustees and shall discharge all the duties imposed upon the Administrative Trustees by this Agreement.

         (c) Notwithstanding the foregoing or any other provision of this Agreement, if any Administrative Trustee who is a natural person dies or becomes, in the opinion of the Holders of a majority in Liquidation Amount of the Common Securities, incompetent or incapacitated, the vacancy created by such death, incompetence or incapacity may be filled by the unanimous act of the remaining Administrative Trustees, if there were at least two of them prior to such vacancy, and by the Depositor, if there were not two such Administrative Trustees immediately prior to such vacancy (with the successor being a Person who satisfies the eligibility requirement for Administrative Trustees set forth in Section 8.07).

         Section 8.19. Administrative Trustee Meetings. Meetings of the Administrative Trustees shall be held from time to time upon the call of any Administrative Trustee. Regular meetings of the Administrative Trustees may be held at a time and place fixed by resolution of the Administrative Trustees. Notice of any in-person meetings of the Administrative Trustees shall be hand delivered or otherwise delivered in writing (including by facsimile, with a hard copy by overnight courier) not less than 48 hours before such meeting. Notice of any




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

telephonic meetings of the Administrative Trustees or any committee thereof shall be hand delivered or otherwise delivered in writing (including by facsimile, with a hard copy by overnight courier) not less than 24 hours before a meeting. Notices shall contain a brief statement of the time, place and anticipated purposes of the meeting. The presence (whether in person or by telephone) of a Administrative Trustee at a meeting shall constitute a waiver of notice of such meeting except where a Administrative Trustee attends a meeting for the express purpose of objecting to the transaction of any activity on the ground that the meeting has not been lawfully called or convened. Unless provided otherwise in this Agreement, any action of the Administrative Trustees may be taken at a meeting by vote of a majority of the Administrative Trustees present (whether in person or by telephone) and eligible to vote with respect to such matter, provided that a quorum is present, or without a meeting by the unanimous written consent of the Administrative Trustees or may be taken without a meeting and without prior notice if a consent in writing setting forth the action so taken is signed by Administrative Trustees having not less than the minimum number of votes that would be necessary to authorize or take that action at a meeting at which all Administrative Trustees entitled to vote on that action were present and voted. A majority of the Administrative Trustees or, if there are only one or two Administrative Trustees, all of the Administrative Trustees shall constitute a quorum. In the event there is only one Administrative Trustee, any and all action of such Administrative Trustee shall be evidenced by a written consent of such Administrative Trustee.

         Section 8.20. Outside Businesses. Any Covered Person, any Administrative Trustee, the Depositor, the Delaware Trustee and the Property Trustee may engage in or possess an interest in other business ventures of any nature or description, independently or with others, similar or dissimilar to the business of the Trust, and the Trust and the Holders of Trust Securities shall have no rights by virtue of this Agreement in and to such independent ventures or the income or profits derived therefrom and the pursuit of any such venture, even if competitive with the business of the Trust, shall not be deemed wrongful or improper. None of any Covered Person, any Administrative Trustee, the Depositor, the Delaware Trustee, and the Property Trustee shall be obligated to present any particular investment or other opportunity to the Trust even if such opportunity is of a character that, if presented to the Trust, could be taken by the Trust, and any Covered Person, any Administrative Trustee, the Depositor, the Delaware Trustee and the Property Trustee shall have the right to take for its own account (individually or as a partner or fiduciary) or to recommend to others any such particular investment or other opportunity. Any Covered Person, any Administrative Trustee, the Delaware Trustee and the Property Trustee may engage or be interested in any financial or other transaction with the Depositor or any Affiliate of the Depositor, or may act as a depositary for trustee or agent for, or act on any committee or body of holders of, securities or other obligations of the Depositor or its Affiliates. For purposes of this Section 8.20, "Covered Person" means (a) any officer, director, trustee, shareholder, partner, member,




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

representative, employee or agent of (i) the Trust or (ii) the Trust's Affiliates; and (b) any Holder of Trust Securities.

                                   ARTICLE 9
                       TERMINATION, LIQUIDATION AND MERGER

         Section 9.01. Dissolution Upon Expiration Date. Unless earlier dissolved, the Trust shall automatically dissolve on March 15, 2017 (the "Expiration Date").

         Section 9.02. Early Termination. The Trust shall dissolve upon the first to occur of any of the following events (each an "Early Termination Event"):

         (a) the occurrence of a Bankruptcy Event in respect of, or the dissolution or liquidation of, the Depositor;

         (b) receipt by the Property Trustee of written notice from the Depositor at any time (which notice is optional and wholly within the discretion of the Depositor) to dissolve the Trust and, after satisfaction of liabilities to creditors of the Trust as provided by applicable law, to distribute the Debentures to the Holders;

         (c) the redemption, conversion or exchange of all of the Trust Securities; and

         (d) an order for dissolution of the Trust shall have been entered by a court of competent jurisdiction.

         Section 9.03. Termination. The respective obligations and responsibilities of the Trustees and the Trust continued hereby shall terminate upon the latest to occur of the following:

         (a) the distribution by the Property Trustee to Securityholders upon the liquidation of the Trust pursuant to Section 9.04, or upon the redemption or conversion of all of the Trust Securities pursuant to Section 4.02, Section 4.04 or Section 4.05, of all amounts required to be distributed hereunder upon the final payment or conversion of the Trust Securities;

         (b) the payment of all expenses owed by the Trust;

         (c) the discharge of all administrative duties of the Administrative Trustees, including the performance of any tax reporting obligations with respect to the Trust or the Securityholders; and

         (d) the filing of a certificate of cancellation canceling the Trust's certificate of trust with the Secretary of State of the State of Delaware.



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

         Section 9.04. Liquidation. (a) If an Early Termination Event specified in clause (a), (b) or (d) of Section 9.02 occurs or upon the Expiration Date, the Trust shall be liquidated by the Trustees as expeditiously as the Trustees determine to be possible by distributing, after satisfaction of liabilities to creditors of the Trust as provided by applicable law, to each applicable Securityholder an aggregate principal amount of Debentures equal to the aggregate Liquidation Preference and Liquidation Amount of Trust Securities held by such Holder, subject to Section 9.04(d). At the written direction of the Depositor or the Administrative Trustees, notice of liquidation shall be given by the Property Trustee by first-class mail, postage prepaid, mailed not later than 30 nor more than 60 days prior to the Liquidation Date to each Holder of Trust Securities at such Holder's address as it appears in the Security Register or the most recent list provided to the Property Trustee. All notices of liquidation shall:

                  (i) state the Liquidation Date;

                  (ii) state that, from and after the Liquidation Date, the Trust Securities will no longer be deemed to be Outstanding and any Trust Securities Certificates not surrendered for exchange will be deemed to represent an aggregate principal amount of Debentures equal to the aggregate Liquidation Preference or Liquidation Amount of Trust Securities held by such Holder; and

                  (iii) provide such information with respect to the mechanics by which Holders may exchange Trust Securities Certificates for Debentures, or, if Section 9.04(d) applies, receive a Liquidation Distribution, as the Administrative Trustees or the Property Trustee shall deem appropriate.

         (b) Except where Section 9.02(d) or 9.04(d) applies, in order to effect the liquidation of the Trust and distribution of the Debentures to Securityholders, the Property Trustee shall establish a record date for such distribution (which shall be not more than 45 days prior to the Liquidation
Date) and, either itself acting as exchange agent or through the appointment of a separate exchange agent, shall establish such procedures as it shall deem appropriate to effect the distribution of Debentures in exchange for the Outstanding Trust Securities.

         (c) Except where Section 9.02(d) or 9.04(d) applies, after the Liquidation Date, (i) the Trust Securities will no longer be deemed to be Outstanding, (ii) the Clearing Agency or its nominee, as the record Holder of such Preferred Securities, will receive a registered global certificate or certificates representing the Debentures to be delivered upon such distribution,
(iii) any Preferred Securities Certificates not held by the Clearing Agency will be deemed to represent an aggregate principal amount of Debentures equal to the aggregate Liquidation Preference of Preferred Securities held by such other Holders, and bearing accrued and unpaid interest in an amount equal to the accrued and unpaid Distributions on such Preferred Securities until such Preferred Securities Certificates are presented to the Security Registrar for transfer or reissuance, (iv)




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

certificates representing a Like Amount of Debentures will be issued to the Depositor upon surrender of all Common Securities Certificates to the Security Registrar for exchange and (v) all rights of Securityholders holding Trust Securities will cease, except the right of such Securityholders to receive Debentures upon surrender of Trust Securities Certificates.

         (d) If, notwithstanding the other provisions of this Section 9.04, whether because of an order for dissolution entered by a court of competent jurisdiction or otherwise, distribution of the Debentures in the manner provided herein is determined by the Property Trustee not to be practicable, the Trust Property shall be liquidated, and the Trust shall be dissolved, wound-up or terminated, by the Property Trustee in such manner as the Property Trustee determines. In such event, on the date of the dissolution, winding up or other termination of the Trust, Securityholders will be entitled to receive out of the assets of the Trust available for distribution to Securityholders, after satisfaction of liabilities to creditors of the Trust as provided by applicable law, an amount equal to the Liquidation Preference or Liquidation Amount per Trust Security plus accrued and unpaid Distributions, including any Additional Amounts, thereon to the date of payment (such amount being the "Liquidation Distribution"). If, upon any such dissolution, winding-up or termination, the Liquidation Distribution can be paid only in part because the Trust has insufficient assets available to pay in full the aggregate Liquidation Distribution, then, subject to the next succeeding sentence, the amounts payable by the Trust on the Trust Securities shall be paid on a pro rata basis (based upon Liquidation Preference or Liquidation Amount). The Holder of the Common Securities will be entitled to receive Liquidation Distributions upon any such dissolution, winding-up or termination pro rata (determined as aforesaid) with Holders of Preferred Securities, except that, if a Debenture Event of Default has occurred and is continuing, the Preferred Securities shall have a priority over the Common Securities.

         Section 9.05. Mergers, Consolidations, Amalgamations Or Replacements Of The Trust. The Trust may not merge with or into, consolidate, amalgamate, or be replaced by, or convey, transfer or lease its properties and assets substantially as an entirety to any corporation or other Person, except pursuant to this Section 9.05. At the request of the Depositor, with the consent of the Administrative Trustees and without the consent of the Property Trustee, the Delaware Trustee or the Holders of the Preferred Securities, the Trust may merge with or into, consolidate, amalgamate, be replaced by or convey, transfer or lease its properties and assets substantially as an entirety to a trust organized as such under the laws of any state; provided, that (i) such successor entity either (a) expressly assumes all of the obligations of the Trust with respect to the Trust Securities or (b) substitutes for the Preferred Securities other securities having substantially the same terms as the Preferred Securities (the "Successor Securities") so long as the Successor Securities rank the same as the Preferred Securities rank in priority with respect to Distributions and payments upon liquidation, redemption and otherwise, (ii) the Depositor expressly appoints a trustee of such successor entity, possessing the same powers and duties as the Property Trustee, as the holder of the Debentures, (iii) such merger, consolidation, amalgamation, replacement, conveyance, transfer or lease does not cause the Preferred Securities (including any Successor Securities) to be downgraded by any nationally recognized statistical rating organization, (iv) such merger, consolidation, amalgamation, replacement, conveyance, transfer or lease does not adversely affect the rights, preferences and privileges of the Holders of the Preferred Securities (including any Successor Securities) in any material respect, (v) such successor entity has a purpose identical to that of the Trust, (vi) prior to such merger, consolidation, amalgamation, replacement, conveyance, transfer or lease the Depositor has received an Opinion of Counsel to the effect that (a) such merger, consolidation, amalgamation, replacement, conveyance, transfer or lease does not adversely affect the rights, preferences and privileges of the Holders of the Preferred Securities (including any Successor Securities) in any material respect (other than with respect to any dilution of the Holder's interest in the new entity) and (b) following such merger, consolidation, amalgamation, replacement, conveyance, transfer or lease, neither the Trust nor such successor entity will be required to register as an "investment company" under the 1940 Act, and (vii) the Depositor or any permitted successor or assignee owns all of the Common Securities of such successor entity and guarantees the obligations of such successor entity under the Successor Securities at least to the extent provided by the Guarantee. Notwithstanding the foregoing, the Trust shall not, except with the consent of Holders of 100% in aggregate Liquidation Preference of the Preferred Securities, consolidate, amalgamate, merge with or into, be replaced by or convey, transfer or lease its properties and assets substantially as an entirety to any other entity or permit any other entity to consolidate, amalgamate, merge with or into, or replace it if such consolidation, amalgamation, merger, replacement, conveyance, transfer or lease would cause the Trust or the successor entity to be classified as other than a grantor trust for United States federal income tax purposes.

                                   ARTICLE 10
                               REGISTRATION RIGHTS

         Section 10.01. Registration Rights. The Holders of the Preferred Securities, the Debentures and the Guarantee and the shares of Common Stock of the Depositor issuable upon conversion of the Debentures and/or the Preferred Securities are entitled to the benefits of the Registration Rights Agreement.

                                   ARTICLE 11
                            MISCELLANEOUS PROVISIONS

         Section 11.01. Limitation Of Rights Of Securityholders. The death or incapacity of any Person having an interest, beneficial or otherwise, in Trust Securities shall not operate to terminate this Agreement, nor entitle the legal representatives or heirs of such person or any Securityholder for such person to claim an accounting, take any action or bring any proceeding in any court for a partition or winding-up of the arrangements contemplated hereby, nor otherwise affect the rights, obligations and liabilities of the parties hereto or any of them.

         Section 11.02. Amendment. (a) This Agreement may be amended from time to time by the Trustees and the Depositor, without the consent of any Securityholders, (i) to cure any ambiguity, correct or supplement any provision herein that may be inconsistent with any other provision herein, or to make any other provisions with respect to matters or questions arising under this Agreement, which shall not be inconsistent with the other provisions of this Agreement, (ii) to modify, eliminate or add to any provisions of this Agreement to such extent as shall be necessary to ensure that the Trust will be classified for United States federal income tax purposes as a grantor trust at all times that any Trust Securities are Outstanding or to ensure that the Trust will not be required to register as an "investment company" under the 1940 Act or (iii) to maintain the qualification of this Agreement under the Trust Indenture Act; provided, however, that in the case of clause (i), such action shall not adversely affect in any material respect the interests of any Securityholder, and, in the case of any of the foregoing, any amendments of this Agreement shall become effective when notice thereof is given to the Securityholders.

         (b) Except as provided in Section 11.02(c) hereof, any provision of this Agreement may be amended by the Trustees and the Depositor with (i) the consent of Holders representing not less than a majority (based upon aggregate Liquidation Preference or Liquidation Amount) of the Trust Securities then Outstanding, acting as a single class, and (ii) receipt by the Trustees of an Opinion of Counsel to the effect that such amendment or the exercise of any power granted to the Trustees in accordance with such amendment will not affect the Trust's status as a grantor trust for United States federal income tax purposes or the Trust's exemption from the status of an "investment company" under the 1940 Act, provided, however if any amendment or proposal that would adversely affect only the Preferred Securities or only the Common Securities, then only the affected class will be entitled to vote on such amendment or proposal and such amendment or proposal shall not be effective except with the approval of a majority in aggregate Liquidation Preference or Liquidation Amount of such class of Trust Securities.

         (c) In addition to and notwithstanding any other provision in this Agreement, without the consent of each affected Securityholder (such consent being obtained in accordance with Section 6.03 or 6.06 hereof), this Agreement may not be amended to (i) change the amount or timing of any Distribution on the Trust Securities or otherwise adversely affect the amount of any Distribution required to be made in respect of the Trust Securities, or (ii) restrict the right of a Securityholder to institute suit for the enforcement of any such payment. Notwithstanding any other provision herein, without the unanimous consent of the

Securityholders (such consent being obtained in accordance with Section 6.03 or 6.06 hereof), this paragraph (c) of this Section 11.02 may not be amended.

         (d) Notwithstanding any other provisions of this Agreement, no Trustee shall enter into or consent to any amendment to this Agreement which would cause the Trust to fail or cease to qualify for the exemption from the status of an "investment company" under the 1940 Act or be classified as other than a grantor trust for United States federal income tax purposes.

         (e) Notwithstanding anything in this Agreement to the contrary, without the consent of the Depositor, this Agreement may not be amended in a manner which imposes any additional obligation on the Depositor.

         (f) If any amendment to this Agreement is made, the Administrative Trustees shall promptly provide to the Depositor a copy of such amendment.

         (g) Neither the Property Trustee nor the Delaware Trustee shall be required to enter into any amendment to this Agreement which affects its own rights, duties or immunities under this Agreement. The Property Trustee shall be provided with an Opinion of Counsel and an Officers' Certificate stating that any amendment to this Agreement is in compliance with this Agreement and does not violate Section 11.02(d) hereof.

         Section 11.03. Separability. In case any provision in this Agreement or in the Trust Securities Certificates shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

         Section 11.04. Governing Law. THIS AGREEMENT AND THE RIGHTS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY AND INTERPRETED IN ACCORDANCE WITH THE LAWS OF THE STATE OF DELAWARE (WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES) AND ALL RIGHTS AND REMEDIES SHALL BE GOVERNED BY SUCH LAWS WITHOUT REGARD TO THE PRINCIPLES OF CONFLICT OF LAWS OF THE STATE OF DELAWARE OR ANY OTHER JURISDICTION THAT WOULD CALL FOR THE APPLICATION OF THE LAW OF ANY JURISDICTION OTHER THAN THE STATE OF DELAWARE; PROVIDED, HOWEVER, THAT THERE SHALL NOT BE APPLICABLE TO THE PARTIES HEREUNDER OR THIS AGREEMENT ANY PROVISION OF THE LAWS (STATUTORY OR COMMON) OF THE STATE OF DELAWARE PERTAINING TO TRUSTS THAT RELATE TO OR REGULATE, IN A MANNER INCONSISTENT WITH THE TERMS HEREOF (A) THE FILING WITH ANY COURT OR GOVERNMENTAL BODY OR AGENCY OF TRUSTEE ACCOUNTS OR SCHEDULES OF TRUSTEE FEES AND CHARGES, (B) AFFIRMATIVE REQUIREMENTS TO POST BONDS FOR TRUSTEES, OFFICERS, AGENTS OR EMPLOYEES OF A TRUST, (C) THE NECESSITY FOR OBTAINING COURT OR OTHER

GOVERNMENTAL APPROVAL CONCERNING THE ACQUISITION, HOLDING OR DISPOSITION OF REAL OR PERSONAL PROPERTY, (D) FEES OR OTHER SUMS PAYABLE TO TRUSTEES, OFFICERS, AGENTS OR EMPLOYEES OF A TRUST, (E) THE ALLOCATION OF RECEIPTS AND EXPENDITURES TO INCOME OR PRINCIPAL, (F) RESTRICTIONS OR LIMITATIONS ON THE PERMISSIBLE NATURE, AMOUNT OR CONCENTRATION OF TRUST INVESTMENTS OR REQUIREMENTS RELATING TO THE TITLING, STORAGE OR OTHER MANNER OF HOLDING OR INVESTING TRUST ASSETS OR (G) THE ESTABLISHMENT OF FIDUCIARY OR OTHER STANDARDS OF RESPONSIBILITY OR LIMITATIONS ON THE ACTS OR POWERS OF TRUSTEES THAT ARE INCONSISTENT WITH THE LIMITATIONS OR LIABILITIES OR AUTHORITIES AND POWERS OF THE TRUSTEES HEREUNDER AS SET FORTH OR REFERENCED IN THIS AGREEMENT. SECTIONS 3540 AND 3561 OF TITLE 12 OF THE DELAWARE CODE SHALL NOT APPLY TO THE TRUST.

         Section 11.05. Payments Due On Non-Business Day. If the date fixed for any payment on any Trust Security shall be a day which is not a Business Day, then such payment need not be made on such date but may be made on the next succeeding day which is a Business Day, with the same force and effect as though made on the date fixed for such payment, and no interest shall accrue thereon for the period after such date.

         Section 11.06. Successors. This Agreement shall be binding upon and shall inure to the benefit of any successor to the Depositor, the Trust or the Relevant Trustee, including any successor by operation of law. Except in connection with a consolidation, merger or sale involving the Depositor that is permitted under Article 13 of the Indenture and pursuant to which the assignee agrees in writing to perform the Depositor's obligations hereunder, the Depositor shall not assign its obligations hereunder.

         Section 11.07. Headings. The Article and Section headings are for convenience only and shall not affect the construction of this Agreement.

         Section 11.08. Reports, Notices And Demands. (a) Any report, notice, demand or other communications which by any provision of this Agreement is required or permitted to be given or served to or upon any Holder of Preferred Securities or the Depositor may be given or served in writing by deposit thereof, first-class postage prepaid, in the United States mail, hand delivery or facsimile transmission, in each case, addressed, (a) in the case of a Holder of Preferred Securities, to such Holder as such Holder's name and address may appear on the Security Register; and (b) in the case of the Depositor, to Lucent Technologies Inc., 600 Mountain Avenue, Murray Hill, New Jersey 07974;
Attention: Assistant Treasury, Capital Markets, Facsimile No. (908) 582-0294, with a copy to Lucent Technologies Inc., 600 Mountain Avenue, Murray Hill, New Jersey 07974,

Attention: Senior Vice President, General Counsel and Secretary, Facsimile No.
(908) 582-6130. Any notice to Preferred Securityholders shall also be given to such Owners as have, within two years preceding the giving of such notice, filed their names and addresses with the Property Trustee for that purpose. Such notice, demand or other communication to or upon a Securityholder shall be deemed to have been sufficiently given, or made, for all purposes, upon hand delivery, mailing or transmission.

         (b) Any notice, demand or other communication which by any provision of this Agreement is required or permitted to be given or served to or upon the Trust, the Property Trustee, the Delaware Trustee or the Administrative Trustees shall be given in writing (which may be by facsimile transmission) addressed (until another address is published by the Trust) as follows: (a) with respect to the Property Trustee, to The Bank of New York, 101 Barclay Street, 21st Floor West, New York, New York 10286, Attention: Corporate Trust Administration, (b) with respect to the Delaware Trustee, The Bank of New York (Delaware), White Clay Center, Route 273, Newark, Delaware 19711, Attention: Corporate Administration, with a copy of any such notice to the Property Trustee at its address above, and (c) with respect to the Administrative Trustees, to them at the address for notices to the Depositor. Such notice, demand or other communication to or upon the Trust or the Trustees shall be deemed to have been sufficiently given or made only upon actual receipt of the writing by the Trust or the Trustees.

         Section 11.09. Trust Indenture Act; Conflict With Trust Indenture Act.
(a) This Agreement is subject to the provisions of the Trust Indenture Act that are required or deemed to be part of this Agreement and shall, to the extent applicable, be governed by such provisions.

         (b) The Property Trustee shall be the only Trustee that is a trustee for the purposes of the Trust Indenture Act.

         (c) If any provision hereof limits, qualifies or conflicts with another provision hereof which is required or deemed to be included in this Agreement by any of the provisions of the Trust Indenture Act, such required or deemed provision shall control. If any provision of this Agreement modifies or excludes any provision of the Trust Indenture Act which may be so modified or excluded, the latter provision shall be deemed to apply to this Agreement as so modified or to be excluded, as the case may be.

         (d) The application of the Trust Indenture Act to this Agreement shall not affect the nature of the Trust Securities as equity securities representing undivided beneficial interests in the assets of the Trust.

         Section 11.10. Acceptance Of Terms Of Agreement, Guarantee And Indenture. THE RECEIPT AND ACCEPTANCE OF A TRUST SECURITY OR ANY INTEREST THEREIN BY OR ON BEHALF OF A SECURITYHOLDER

OR BENEFICIAL OWNER, WITHOUT ANY SIGNATURE OR FURTHER MANIFESTATION OF ASSENT, SHALL CONSTITUTE THE UNCONDITIONAL ACCEPTANCE BY THE SECURITYHOLDER AND ALL OTHERS HAVING A BENEFICIAL INTEREST IN SUCH TRUST SECURITY OF ALL THE TERMS AND PROVISIONS OF THIS AGREEMENT AND THE PROVISIONS AND OTHER TERMS OF THE GUARANTEE AND THE INDENTURE, AND SHALL CONSTITUTE THE AGREEMENT OF THE TRUST, SUCH SECURITYHOLDER AND SUCH OTHERS THAT THE TERMS AND PROVISIONS OF THIS AGREEMENT SHALL BE BINDING, OPERATIVE AND EFFECTIVE AS TO THE TRUST AND SUCH SECURITYHOLDER AND SUCH OTHERS.

         Section 11.11. Counterparts. This Agreement may contain more than one counterpart of the signature page and this Agreement may be executed by the affixing of the signature of each of the Trustees to one of such counterpart signature pages. All of such counterpart signature pages shall be read as though one, and they shall have the same force and effect as though all of the signers had signed a single signature page.

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the day and year first above written.


                                  LUCENT TECHNOLOGIES INC.,
                                  as Depositor


                                  By:
                                      __________________________________________
                                      Name:
                                      Title:


                                  THE BANK OF NEW YORK,
                                  as Property Trustee


                                  By:
                                      __________________________________________
                                      Name:
                                      Title:

                                  THE BANK OF NEW YORK (DELAWARE),
                                  as Delaware Trustee


                                  By:
                                      __________________________________________
                                      Name:
                                      Title:


                                  ______________________________________________
                                  Martina Hund-Mejean, as Administrative
                                  Trustee


                                  ______________________________________________
                                  William R. Carapezzi, as Administrative
                                  Trustee


                                  ______________________________________________
                                  Kevin G. DaSilva, as Administrative Trustee

                                                                       EXHIBIT A

                      FORM OF COMMON SECURITIES CERTIFICATE

THIS CERTIFICATE IS NOT TRANSFERABLE EXCEPT AS PROVIDED UNDER APPLICABLE LAW OR THE AMENDED AND RESTATED TRUST AGREEMENT.

           Certificate Number                   Number of Common Securities

             -------------                             -------------

                   CERTIFICATE EVIDENCING COMMON SECURITIES OF
                       LUCENT TECHNOLOGIES CAPITAL TRUST I
                                COMMON SECURITIES
                 (LIQUIDATION AMOUNT $1,000 PER COMMON SECURITY)


         Lucent Technologies Capital Trust I, a statutory business trust formed under the laws of the State of Delaware (the "Trust"), hereby certifies that Lucent Technologies Inc. (the "Holder") is the registered owner of ___________ common securities (liquidation amount $1,000 per common security) of the Trust representing undivided beneficial interests in the assets of the Trust (the "Common Securities"). In accordance with Section 5.10 of the Agreement (as defined below), to the fullest extent permitted by law, the Common Securities are not transferable and any attempted transfer hereof shall be void, other than a transfer to certain successors that are permitted pursuant to Article 13 of the Indenture. The designations, rights, privileges, restrictions, preferences and other terms and provisions of the Common Securities are set forth in, and this certificate and the Common Securities represented hereby are issued and shall in all respects be subject to the terms and provisions of, the Amended and Restated Trust Agreement of the Trust dated as of March 19, 2002, as the same may be amended from time to time (the "Agreement"), including the designation of the terms of the Common Securities as set forth therein. The Holder is entitled to the benefits of the Common Securities Guarantee Agreement, dated as of March 19, 2002, by Lucent Technologies Inc., as guarantor (the "Guarantee"), to the extent described therein. Capitalized terms used herein but not defined herein shall have the meaning given them in the Agreement. The Trust will furnish a copy of the Agreement to the Holder without charge upon written request to the Trust at its principal place of business or registered office.

         The receipt and acceptance of this security or any interest therein by or on behalf of a holder or beneficial owner, without any signature or further manifestation of assent, shall constitute the unconditional acceptance by the holder hereof and all others having a beneficial interest in this security of all the terms and provisions of the Agreement and the provisions and other terms of the Guarantee and the Indenture, and shall constitute the agreement of the Trust, the holder hereof and such others that the terms and provisions of the Agreement shall be binding, operative and effective as to the Trust and the holder hereof and such others.

         By acceptance the Holder agrees to treat, for United States federal income tax purposes, the Debentures as indebtedness of the Depositor.

         IN WITNESS WHEREOF, one of the Administrative Trustees of the Trust has executed this certificate this ___ day of __________, 2002.


                                           LUCENT TECHNOLOGIES CAPITAL
                                             TRUST I


                                           By:
                                              ----------------------------------
                                              Name:
                                                   -----------------------------
                                              As Administrative Trustee

                                   ASSIGNMENT


         For value received __________________________________________ hereby sell(s) assign(s) and transfer(s) unto ______________________________
__________________________________________________________________ (Please
insert social security or other Taxpayer Identification Number and address of assignee) the within Common Security, and hereby irrevocably constitutes and appoints __________________________________________________________ agent to transfer said Common Security on the books of the Security Registrar, with full power of substitution in the premises.

         This Common Security may not be transferred except to an Affiliate of the Depositor or any entity which succeeds to the obligations of the Depositor under the Indenture in accordance with Article 13 of the Indenture.



Dated:
       -----------------               -----------------------------

                                       -----------------------------
                                       Signature(s)

                                         NOTICE: The above signatures of the
                                         holder(s) hereof must correspond with
                                         the name as written upon the face of
                                         the Common Security in every particular
                                         without alteration or enlargement or
                                         any change whatever.

                                       Signature(s) must be guaranteed by an
                                       "eligible guarantor institution" meeting the requirements of the Security Registrar, which requirements include membership or participation in the Security Transfer Agent Medallion Program ("STAMP") or such other "signature guarantee program" as may be determined by the Security Registrar in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended.


                                       ---------------------------
                                       Signature Guarantee

                                                                       EXHIBIT B


                    FORM OF PREFERRED SECURITIES CERTIFICATE

               [FORM OF FACE OF PREFERRED SECURITIES CERTIFICATE]

         [If this Preferred Securities Certificate is a Global Certificate, insert: THIS CERTIFICATE IS A GLOBAL CERTIFICATE WITHIN THE MEANING OF THE AGREEMENT HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (THE "CLEARING AGENCY") OR A NOMINEE OF THE CLEARING AGENCY. THIS CERTIFICATE IS EXCHANGEABLE FOR ONE OR MORE CERTIFICATES REGISTERED IN THE NAME OF A PERSON OTHER THAN THE CLEARING AGENCY OR ITS NOMINEE ONLY IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE AGREEMENT AND NO TRANSFER OF THIS CERTIFICATE (OTHER THAN A TRANSFER OF THIS CERTIFICATE AS A WHOLE BY THE CLEARING AGENCY TO A NOMINEE OF THE CLEARING AGENCY OR BY A NOMINEE OF THE CLEARING AGENCY TO THE CLEARING AGENCY OR ANOTHER NOMINEE OF THE CLEARING AGENCY) MAY BE REGISTERED EXCEPT IN LIMITED CIRCUMSTANCES.

         UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE CLEARING AGENCY TO LUCENT TECHNOLOGIES CAPITAL TRUST I OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE CLEARING AGENCY (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE CLEARING AGENCY), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

         NONE OF THIS SECURITY, THE DEBENTURES THAT MAY BE ISSUED IN EXCHANGE THEREFOR, THE COMMON STOCK ISSUABLE UPON CONVERSION OF THIS SECURITY OR SUCH DEBENTURES AND THE GUARANTEE OF THIS SECURITY HAS BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"). THE HOLDER HEREOF, BY PURCHASING THIS SECURITY, AGREES FOR THE BENEFIT OF THE COMPANY AND THE TRUST THAT THIS SECURITY MAY NOT BE RESOLD, PLEDGED OR OTHERWISE TRANSFERRED (X) PRIOR TO THE SECOND ANNIVERSARY OF THE ISSUANCE HEREOF (OR A PREDECESSOR SECURITY HERETO) OR (Y) BY ANY HOLDER THAT WAS AN AFFILIATE OF THE COMPANY AT

ANY TIME DURING THE THREE MONTHS PRECEDING THE DATE OF SUCH TRANSFER, IN EITHER CASE, OTHER THAN (1) TO THE COMPANY OR AN AFFILIATE OF THE COMPANY, (2) SO LONG AS THIS SECURITY IS ELIGIBLE FOR RESALE PURSUANT TO RULE 144A UNDER THE SECURITIES ACT ("RULE 144A"), TO A PERSON WHOM THE SELLER REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER TO WHOM NOTICE IS GIVEN THAT THE RESALE, PLEDGE OR OTHER TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A (AS INDICATED BY THE BOX CHECKED BY THE TRANSFEROR ON THE CERTIFICATE OF TRANSFER ON THE REVERSE OF THIS SECURITY), (3) IN AN OFFSHORE TRANSACTION COMPLYING WITH REGULATION S UNDER THE SECURITIES ACT (AS INDICATED BY THE BOX CHECKED BY THE TRANSFEROR ON THE CERTIFICATE OF TRANSFER ON THE REVERSE OF THIS SECURITY), (4) PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT PROVIDED BY RULE 144 (IF APPLICABLE) UNDER THE SECURITIES ACT (AS INDICATED BY THE BOX CHECKED BY THE TRANSFEROR ON THE CERTIFICATE OF TRANSFER ON THE REVERSE OF THIS SECURITY) OR
(5) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT (AS INDICATED BY THE BOX CHECKED BY THE TRANSFEROR ON THE CERTIFICATE OF TRANSFER ON THE REVERSE OF THIS SECURITY), IN EACH CASE, IN ACCORDANCE WITH ANY APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES AND OTHER JURISDICTIONS. THE HOLDER HEREOF, BY PURCHASING THIS SECURITY, REPRESENTS AND AGREES FOR THE BENEFIT OF THE COMPANY AND THE TRUST, AS THE CASE MAY BE, THAT (I) IT IS EITHER
(X) A QUALIFIED INSTITUTIONAL BUYER WITHIN THE MEANING OF RULE 144A OR (Y) A NON-U.S. PERSON AND (II) THE HOLDER WILL, AND EACH SUBSEQUENT HOLDER IS REQUIRED TO, NOTIFY ANY PURCHASER OF THIS SECURITY FROM IT OF THE RESALE RESTRICTIONS REFERRED TO ABOVE. HEDGING TRANSACTIONS INVOLVING SECURITIES SOLD IN RELIANCE ON REGULATION S MAY NOT BE CONDUCTED UNLESS CONDUCTED IN COMPLIANCE WITH THE SECURITIES ACT.

         THIS SECURITY WAS ISSUED WITH ORIGINAL ISSUE DISCOUNT FOR U.S. FEDERAL INCOME TAX PURPOSES. FOR PURPOSES OF SECTIONS 1273 AND 1275 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED, THE ISSUE PRICE PER $1,000 PRINCIPAL AMOUNT OF THIS SECURITY IS $1,000, THE AMOUNT OF ORIGINAL ISSUE DISCOUNT IS $1,162.50, THE ISSUE DATE IS MARCH 19, 2002 AND THE YIELD TO MATURITY, COMPOUNDED QUARTERLY, IS 7.75%.

           Certificate Number                  Number of Preferred Securities

             -------------                             -------------

           CUSIP No. 549462 20 8

           ISIN US5494622088

                 CERTIFICATE EVIDENCING PREFERRED SECURITIES OF
                       LUCENT TECHNOLOGIES CAPITAL TRUST I
             7.75% CUMULATIVE CONVERTIBLE TRUST PREFERRED SECURITIES
             (LIQUIDATION PREFERENCE $1,000 PER PREFERRED SECURITY)

         Lucent Technologies Capital Trust I, a statutory business trust formed under the laws of the State of Delaware (the "Trust"), hereby certifies that __________ (the "Holder") is the registered owner of _______ preferred securities of the Trust representing an undivided beneficial interest in the assets of the Trust and designated the Lucent Technologies Capital Trust I 7.75% Cumulative Convertible Trust Preferred Securities (liquidation preference $1,000 per preferred security) (the "Preferred Securities"). The Preferred Securities are transferable on the books and records of the Trust, in person or by a duly authorized agent, upon surrender of this certificate duly endorsed and in proper form for transfer as provided in Section 5.04 of the Agreement (as defined below). The designations, rights, privileges, restrictions, preferences and other terms and provisions of the Preferred Securities are set forth in, and this certificate and the Preferred Securities represented hereby are issued and shall in all respects be subject to the terms and provisions of, the Amended and Restated Trust Agreement of the Trust dated as of March 19, 2002, as the same may be amended from time to time (the "Agreement"), including the designation of the terms of Preferred Securities as set forth therein. The Holder is entitled to the benefits of the Guarantee Agreement entered into by Lucent Technologies Inc., a Delaware corporation (the "Company"), as guarantor, and The Bank of New York, as guarantee trustee, dated as of March 19, 2002 (the "Guarantee"), to the extent provided therein. The Trust will furnish a copy of the Agreement and the Guarantee to the Holder without charge upon written request to the Trust at its principal place of business or registered office.

         The receipt and acceptance of this security or any interest therein by or on behalf of a holder or beneficial owner, without any signature or further manifestation of assent, shall constitute the unconditional acceptance by the holder hereof and all others having a beneficial interest in this security of all the terms and provisions of the Agreement and the provisions and other terms of the Guarantee and the Indenture, and shall constitute the agreement of the Trust, the holder hereof and such others that the terms and provisions of the Agreement shall be binding, operative and effective as to the Trust and the holder hereof and such others.

         By acceptance, the Holder agrees to treat, for United States federal income tax purposes, the Debentures as indebtedness of the Company.

         IN WITNESS WHEREOF, one of the Administrative Trustees of the Trust has executed this certificate this ____ day of ________ 20__.


                                        LUCENT TECHNOLOGIES CAPITAL
                                        TRUST I

                                        By:
                                           -------------------------------------
                                           Name:

                                                --------------------------------
                                           As Administrative Trustee


                PROPERTY TRUSTEE'S CERTIFICATE OF AUTHENTICATION


         This is one of the Preferred Securities referred to in the within-mentioned Agreement.


Dated:
      -------------------------
                                           The Bank of New York,
                                           as Property Trustee


                                           By:
                                              ----------------------------------
                                                     Authorized Signatory

              [FORM OF REVERSE OF PREFERRED SECURITIES CERTIFICATE]

                                   ASSIGNMENT

         For value received __________________________________________ hereby sell(s) assign(s) and transfer(s) unto ______________________________
__________________________________________________________________ (Please
insert social security or other Taxpayer Identification Number and address of assignee) the within Preferred Security, and hereby irrevocably constitutes and appoints __________________________________________________________ agent to transfer said Preferred Security on the books of the Security Registrar, with full power of substitution in the premises.

         In connection with any transfer of the Preferred Security prior to the expiration of the holding period applicable to sales thereof under Rule 144(k) under the Securities Act of 1933, as amended (the "Securities Act") (or any successor provision), the undersigned confirms that such Preferred Security is being transferred:

1. [ ] to Lucent Technologies Inc. or an affiliate of Lucent Technologies Inc. (which would include Lucent Technologies Capital Trust I); or

2. [ ] so long as this Preferred Security is eligible for resale pursuant to Rule 144A under the Securities Act, to a person whom the undersigned reasonably believes is a qualified institutional buyer to whom notice is given that the resale, pledge or other transfer is being made in reliance on, pursuant to and in compliance with Rule 144A under the Securities Act; or

3. [ ] outside the United States in an offshore transaction complying with Regulation S under the Securities Act; or

4. [ ] pursuant to an exemption from registration under the Securities   Act,
       provided by Rule 144 under the Securities Act; or

5. [ ] pursuant to an effective registration statement under the Securities Act.

         Unless one of the boxes is checked, the Security Registrar will refuse to register any of the Preferred Securities evidenced by this certificate in the name of any person other than the registered holder thereof.

Dated: _________________                 ____________________________

                                         ____________________________
                                         Signature(s)

                                         NOTICE: The above signatures of the
                                         holder(s) hereof must correspond with
                                         the name as written upon the face of
                                         the Preferred Security in every
                                         particular without alteration or
                                         enlargement or any change whatever.

                                       Signature(s) must be guaranteed by an
                                       "eligible guarantor institution" meeting the requirements of the Security Registrar, which requirements include membership or participation in the Security Transfer Agent Medallion Program ("STAMP") or such other "signature guarantee program" as may be determined by the Security Registrar in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended.

                                       --------------------------
                                       Signature Guarantee

   [If this Preferred Securities Certificate is a Global Certificate, insert:

                                   SCHEDULE A

         The aggregate initial liquidation preference of this Global Certificate shall be $__________. The following increases or decreases in the liquidation preference of this Global Certificate have been made:


------------------------------------------------------------------------------------------------------
                          Amount of
                         increase in
                         Liquidation
                        Preference of                            Liquidation
                         this Global          Amount of         Preference of
                         Certificate         decrease in         this Global
                        including upon       Liquidation         Certificate         Signature of
                         exercise of        Preference of       following such        authorized
                        over-allotment       this Global         decrease or        officer of the
     Date Made              option           Certificate           increase       Security Registrar
------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------

                                                                       EXHIBIT C

                              NOTICE OF CONVERSION

To:      _______________,
         as Conversion Agent for
         Lucent Technologies Capital Trust I


         The undersigned owner of these Trust Securities hereby irrevocably exercises the option to convert these Trust Securities, or the portion below designated, into Common Stock, par value $.01 per share, of LUCENT TECHNOLOGIES INC. (the "Lucent Common Stock") in accordance with the terms of the Amended and Restated Trust Agreement (the "Agreement"), dated as of March 19, 2002 among Martina Hund-Mejean, William R. Carapezzi and Kevin G. DaSilva, as Administrative Trustees, The Bank of New York (Delaware), as Delaware Trustee, The Bank of New York, as Property Trustee, and Lucent Technologies Inc., as Depositor. Pursuant to the aforementioned exercise of the option to convert these Trust Securities, the undersigned hereby directs the Conversion Agent (as that term is defined in the Agreement) to (i) exchange such Trust Securities for a portion of the Debentures (as that term is defined in the Agreement) held by the Trust (at the rate of exchange specified in the terms of the Trust Securities set forth in the Agreement) and (ii) immediately convert such Debentures on behalf of the undersigned, into Lucent Common Stock (at the conversion rate specified in the terms of the Trust Securities set forth in the Agreement).

         The undersigned does also hereby direct the Conversion Agent that the shares issuable and deliverable upon conversion, together with any scrip or check in payment for fractional shares, be issued in the name of and delivered to the undersigned, unless a different name has been indicated in the assignment below. If shares are to be issued in the name of a person other than the undersigned, the undersigned will pay all transfer taxes payable with respect thereto.

Date: ____________, ____

In whole                             in part
         -----                              -------

                                     Number of Trust Securities to be
                                     converted:
                                               ---------
                                     If a name or names other than the
                                     undersigned, please indicate in the spaces below the name or names in which the shares of Lucent Common Stock are to be issued, along with the address or addresses of such person or persons:

                                     -------------------------------------------
                                     -------------------------------------------
                                     -------------------------------------------
                                     -------------------------------------------
                                     Signature (for conversion only)





                                     Please print or typewrite name and address, including zip code, and social security or other identifying number:

                                     -------------------------------------------
                                     -------------------------------------------
                                     -------------------------------------------
                                     -------------------------------------------

Signature Guarantee:* ______________________________

Signatures must be guaranteed by an "eligible guarantor institution" meeting the requirements of the Security Registrar, which requirements include membership or participation in the Security Transfer Agent Medallion Program ("STAMP") or such other "signature guarantee program" as may be determined by the Security Registrar in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended.

                                                                       EXHIBIT D

                        NOTICE OF ELECTION OF REDEMPTION
                            UPON A CHANGE OF CONTROL

TO:      _________________,
         as Conversion Agent for
         Lucent Technologies
         Capital Trust I


         The undersigned registered owner of this Preferred Security hereby acknowledges receipt of a notice from The Bank of New York, as Property Trustee of Lucent Technologies Capital Trust I as to the occurrence of a Change of Control with respect to Lucent Technologies Inc. and requests and instructs the Conversion Agent to redeem the entire Liquidation Preference of this Preferred Security, or the portion thereof (which is equal to $1,000 or an integral multiple thereof) below designated, in accordance with the terms of the Amended and Restated Trust Agreement (the "Agreement"), dated as of March 19, 2002 among Martina Hund-Mejean, William R. Carapezzi and Kevin G. DaSilva, as Administrative Trustees, The Bank of New York (Delaware), as Delaware Trustee, The Bank of New York, as Property Trustee, and Lucent Technologies Inc., as Depositor. Pursuant to the aforementioned exercise of the option to redeem these Preferred Securities, the undersigned hereby directs the Conversion Agent (as that term is defined in the Agreement) to (i) exchange such Preferred Securities for a Like Amount of the Debentures (as that term is defined in the Agreement) held by the Trust and (ii) tender such Debentures on behalf of the undersigned to Lucent Technologies Inc. for redemption pursuant to the terms of the indenture governing the Debentures.

Dated:
       _____________                     ___________________

                                         ___________________
                                         Signature(s)

                                         NOTICE: The above signatures of the
                                         holder(s) hereof must correspond with
                                         the name as written upon the face of
                                         the Preferred Security in every
                                         particular without alteration or
                                         enlargement or any change whatever.

                                         Liquidation Preference to be repaid (if
                                         less than all):

                                         ------------------------------

                                         ------------------------------

                                         Social security or other taxpayer
                                         identification number

                                     Please print or typewrite name and address, including zip code, and social security or other identifying number:

                                     -------------------------------------------
                                     -------------------------------------------
                                     -------------------------------------------
                                     -------------------------------------------


Signature Guarantee:* ______________________________

                                         Signatures must be guaranteed by an
                                         "eligible guarantor institution"
                                         meeting the requirements of the
                                         Security Registrar, which requirements
                                         include membership or participation in
                                         the Security Transfer Agent Medallion
                                         Program ("STAMP") or such other
                                         "signature guarantee program" as may be
                                         determined by the Security Registrar in
                                         addition to, or in substitution for,
                                         STAMP, all in accordance with the
                                         Securities Exchange Act of 1934, as
                                         amended.

                                                                       EXHIBIT E

                              NOTICE OF WITHDRAWAL
                                       OF
                             ELECTION OF REDEMPTION
                            UPON A CHANGE OF CONTROL

TO:      ________________,
         as Conversion Agent for
         Lucent Technologies
         Capital Trust I


         The undersigned registered owner of this Preferred Security hereby withdraws the Notice of Election of Redemption Upon a Change of Control it has previously delivered to the Conversion Agent.

         This Notice of Withdrawal applies to ____________ Preferred Securities, which, if in certificated form, are represented by Certificate Nos.
____________.

         The undersigned hereby directs the Conversion Agent to return such Preferred Securities.

         The previously delivered Notice of Election of Redemption Upon a Change of Control continues to apply to ____________ Preferred Securities, and, with respect to such Preferred Securities, the undersigned directs the Conversion Agent to comply with the instructions contained in the previously delivered Notice of Election of Redemption Upon a Change of Control.

Dated:
       -----------------------                 -----------------------------

                                               -----------------------------
                                               Signature(s)

                                               NOTICE: The above signatures of
                                               the holder(s) hereof must
                                               correspond with the name as
                                               written upon the face of the
                                               Preferred Security in every
                                               particular without alteration or
                                               enlargement or any change
                                               whatever.

                                         ------------------------------

                                         ------------------------------
                                         Social security or other taxpayer
                                         identification number

                                     Please print or typewrite name and address, including zip code, and social security or other identifying number:

                                     -------------------------------------------
                                     -------------------------------------------
                                     -------------------------------------------
                                     -------------------------------------------


Signature Guarantee:* ______________________________

                                         Signatures must be guaranteed by an
                                         "eligible guarantor institution"
                                         meeting the requirements of the
                                         Security Registrar, which requirements
                                         include membership or participation in
                                         the Security Transfer Agent Medallion
                                         Program ("STAMP") or such other
                                         "signature guarantee program" as may be
                                         determined by the Security Registrar in
                                         addition to, or in substitution for,
                                         STAMP, all in accordance with the
                                         Securities Exchange Act of 1934, as
                                         amended.


                                      E-2